UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2023

Date of reporting period:	9/30/2023

Item 1 – Reports to Stockholders

PGIM QUANT SOLUTIONS STOCK INDEX FUND

(to be renamed PGIM Quant Solutions Large-Cap Index Fund effective December 11, 2023)

ANNUAL REPORT

SEPTEMBER 30, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions Stock Index Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined in September when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, equities in both US and international markets posted gains.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds posted small gains for the overall period, while US high yield corporate bonds and emerging-market debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions Stock Index Fund

November 15, 2023

PGIM Quant Solutions Stock Index Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/2023
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	17.06	8.65	10.99	—

(without sales charges)	20.99	9.37	11.36	—

Class C

(with sales charges)	19.11	8.63	10.63	—

(without sales charges)	20.11	8.63	10.63	—

Class I

(without sales charges)	21.38	9.74	11.73	—

Class Z

(without sales charges)	21.32	9.68	11.67	—

Class R6

(without sales charges)	21.48	9.78	N/A	10.54 (11/28/2017)

S&P 500 Index

	21.62	9.92	11.91	—

Average Annual Total Returns as of 9/30/2023 Since Inception (%)

Class R6 (11/28/2017)

S&P 500 Index	10.53

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

4    Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2013) and the account values at the end of the current fiscal year (September 30, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Quant Solutions Stock Index Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class I	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None	None

Benchmark Definition

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6    Visit our website at pgim.com/investments

12-month performance (the S&P 500 Index) broken out by S&P 500 Index sectors as of 9/30/23.

S&P 500 Index as of 9/30/23

*Sector weightings are subject to change.

Source: FactSet Research Systems Inc.

PGIM Quant Solutions Stock Index Fund    7

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 9/30/23

Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	6.8%

Microsoft Corp.	Software	6.4%

Amazon.com, Inc.	Broadline Retail	3.1%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.9%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.1%

Tesla, Inc.	Automobiles	1.9%

Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	1.8%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.8%

Berkshire Hathaway, Inc. (Class B Stock)	Financial Services	1.7%

Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	1.3%

Holdings reflect only long-term investments and are subject to change.

8    Visit our website at pgim.com/investments

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Quant Solutions Stock Index Fund’s Class Z shares returned 21.32% in the 12-month reporting period that ended September 30, 2023, in line with the 21.62% return of the S&P 500 Index (the Index).

●	The Fund closely tracked the performance of the Index during the period, before the deduction of fees and expenses.

●	At the end of the reporting period, the Fund held all stocks included in the Index in approximately the same proportions.

What were the market conditions?

●	The fourth quarter of 2022 saw a reprieve in markets as volatility subsided, and both equities and fixed income posted positive returns after three quarterly declines.

●	Despite headline inflation finally rolling over into 2023, the US Federal Reserve (Fed) continued hiking interest rates to combat elevated service-sector inflation.

●

The probability of a looming recession declined as 2023 progressed, due to consistently strong economic data. The market took solace in the fact that job openings came down, thus easing wage pressures, without unemployment claims increasing to concerning levels.

●

In the third quarter of 2023, equity and bond markets endured their first challenging period of the year, as both asset classes posted negative returns amid notably higher rates. The rise in long-term yields far surpassed previous expectations, as the market seemed to finally buy into the Fed’s “higher-for-longer” approach.

Current outlook

Recession risks remain, as higher rates, dwindling excess savings, and the resumption of student loan payments all pose challenges to consumers. However, sentiment remains cautiously optimistic, as earnings have remained strong, and forward earnings expectations have trended positively over the past six months.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions Stock Index Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

10    Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions Stock Index Fund		Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,049.00	0.55%	$2.83

	Hypothetical	$1,000.00	$1,022.31	0.55%	$2.79

Class C	Actual	$1,000.00	$1,045.10	1.24%	$6.36

	Hypothetical	$1,000.00	$1,018.85	1.24%	$6.28

Class I	Actual	$1,000.00	$1,050.60	0.20%	$1.03

	Hypothetical	$1,000.00	$1,024.07	0.20%	$1.01

Class Z	Actual	$1,000.00	$1,050.30	0.26%	$1.34

	Hypothetical	$1,000.00	$1,023.76	0.26%	$1.32

Class R6	Actual	$1,000.00	$1,051.10	0.14%	$0.72

	Hypothetical	$1,000.00	$1,024.37	0.14%	$0.71

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2023, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions Stock Index Fund    11

Schedule of Investments

as of September 30, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.2%

COMMON STOCKS 97.6%

Aerospace & Defense 1.5%

Axon Enterprise, Inc.*	1,200	$238,788
Boeing Co. (The)*	10,144	1,944,402
General Dynamics Corp.	3,932	868,854
Howmet Aerospace, Inc.	6,681	308,996
Huntington Ingalls Industries, Inc.	600	122,748
L3Harris Technologies, Inc.	3,316	577,382
Lockheed Martin Corp.	3,966	1,621,935
Northrop Grumman Corp.	2,608	1,148,016
RTX Corp.	26,231	1,887,845
Textron, Inc.	3,734	291,775
TransDigm Group, Inc.*	1,000	843,130

		9,853,871

Air Freight & Logistics 0.5%

C.H. Robinson Worldwide, Inc.	2,100	180,873
Expeditors International of Washington, Inc.	2,700	309,501
FedEx Corp.	4,046	1,071,867
United Parcel Service, Inc. (Class B Stock)	13,090	2,040,338

		3,602,579

Automobile Components 0.1%

Aptiv PLC*	5,050	497,879
BorgWarner, Inc.	4,400	177,628

		675,507

Automobiles 2.1%

Ford Motor Co.	71,738	890,986
General Motors Co.	24,800	817,656
Tesla, Inc.*	49,870	12,478,471

		14,187,113

Banks 2.9%

Bank of America Corp.	124,895	3,419,625
Citigroup, Inc.	34,795	1,431,118
Citizens Financial Group, Inc.	9,000	241,200
Comerica, Inc.	2,461	102,254
Fifth Third Bancorp	12,673	321,007
Huntington Bancshares, Inc.	26,729	277,982
JPMorgan Chase & Co.	52,603	7,628,487

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    13

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

KeyCorp	17,035	$183,297
M&T Bank Corp.	2,955	373,660
PNC Financial Services Group, Inc. (The)	7,172	880,506
Regions Financial Corp.	17,174	295,393
Truist Financial Corp.	24,072	688,700
U.S. Bancorp	28,095	928,821
Wells Fargo & Co.	66,136	2,702,317
Zions Bancorp NA	2,900	101,181

		19,575,548

Beverages 1.6%

Brown-Forman Corp. (Class B Stock)	3,350	193,262
Coca-Cola Co. (The)	70,264	3,933,379
Constellation Brands, Inc. (Class A Stock)	2,970	746,450
Keurig Dr. Pepper, Inc.	15,600	492,492
Molson Coors Beverage Co. (Class B Stock)	3,294	209,465
Monster Beverage Corp.*	13,900	736,005
PepsiCo, Inc.	24,941	4,226,003

		10,537,056

Biotechnology 2.1%

AbbVie, Inc.	31,989	4,768,280
Amgen, Inc.	9,696	2,605,897
Biogen, Inc.*	2,480	637,385
Gilead Sciences, Inc.	22,700	1,701,138
Incyte Corp.*	3,500	202,195
Moderna, Inc.*	5,940	613,543
Regeneron Pharmaceuticals, Inc.*	1,930	1,588,313
Vertex Pharmaceuticals, Inc.*	4,660	1,620,468

		13,737,219

Broadline Retail 3.2%

Amazon.com, Inc.*	164,100	20,860,392
eBay, Inc.	9,840	433,846
Etsy, Inc.*	2,300	148,534

		21,442,772

Building Products 0.4%

A.O. Smith Corp.	2,400	158,712
Allegion PLC	1,633	170,158
Carrier Global Corp.	15,229	840,641

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products (cont’d.)

Johnson Controls International PLC	12,487	$664,433
Masco Corp.	4,226	225,880
Trane Technologies PLC	4,000	811,640

		2,871,464

Capital Markets 2.8%

Ameriprise Financial, Inc.	1,861	613,535
Bank of New York Mellon Corp. (The)	13,438	573,131
BlackRock, Inc.	2,510	1,622,690
Blackstone, Inc.	12,800	1,371,392
Cboe Global Markets, Inc.	1,900	296,799
Charles Schwab Corp. (The)	27,111	1,488,394
CME Group, Inc.	6,500	1,301,430
FactSet Research Systems, Inc.	700	306,082
Franklin Resources, Inc.	5,742	141,138
Goldman Sachs Group, Inc. (The)	5,980	1,934,949
Intercontinental Exchange, Inc.	10,300	1,133,206
Invesco Ltd.	8,100	117,612
MarketAxess Holdings, Inc.	710	151,684
Moody’s Corp.	2,766	874,526
Morgan Stanley	22,990	1,877,593
MSCI, Inc.	1,430	733,704
Nasdaq, Inc.	6,100	296,399
Northern Trust Corp.	3,762	261,384
Raymond James Financial, Inc.	3,400	341,462
S&P Global, Inc.	5,840	2,133,994
State Street Corp.	5,762	385,824
T. Rowe Price Group, Inc.	4,000	419,480

		18,376,408

Chemicals 1.6%

Air Products & Chemicals, Inc.	4,002	1,134,167
Albemarle Corp.	2,040	346,882
Celanese Corp.	1,700	213,384
CF Industries Holdings, Inc.	3,700	317,238
Corteva, Inc.	12,709	650,192
Dow, Inc.	13,009	670,744
DuPont de Nemours, Inc.(a)	8,509	634,686
Eastman Chemical Co.	2,086	160,038
Ecolab, Inc.	4,442	752,475
FMC Corp.	2,300	154,031
International Flavors & Fragrances, Inc.	4,715	321,422
Linde PLC	8,868	3,302,000

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    15

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)

LyondellBasell Industries NV (Class A Stock)	4,600	$435,620
Mosaic Co. (The)	6,100	217,160
PPG Industries, Inc.	4,148	538,410
Sherwin-Williams Co. (The)	4,288	1,093,654

		10,942,103

Commercial Services & Supplies 0.5%

Cintas Corp.	1,560	750,375
Copart, Inc.*	15,600	672,204
Republic Services, Inc.	3,735	532,275
Rollins, Inc.	5,275	196,916
Waste Management, Inc.	6,613	1,008,086

		3,159,856

Communications Equipment 0.9%

Arista Networks, Inc.*	4,480	824,006
Cisco Systems, Inc.	73,644	3,959,102
F5, Inc.*	1,100	177,254
Juniper Networks, Inc.	6,100	169,519
Motorola Solutions, Inc.	2,956	804,741

		5,934,622

Construction & Engineering 0.1%

Quanta Services, Inc.	2,500	467,675

Construction Materials 0.1%

Martin Marietta Materials, Inc.	1,100	451,528
Vulcan Materials Co.	2,300	464,646

		916,174

Consumer Finance 0.4%

American Express Co.	10,499	1,566,346
Capital One Financial Corp.	6,966	676,050
Discover Financial Services	4,518	391,394
Synchrony Financial	7,965	243,490

		2,877,280

Consumer Staples Distribution & Retail 1.8%

Costco Wholesale Corp.	7,998	4,518,550
Dollar General Corp.	3,900	412,620

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Consumer Staples Distribution & Retail (cont’d.)

Dollar Tree, Inc.*	3,742	$398,336
Kroger Co. (The)	12,168	544,518
Sysco Corp.	9,280	612,944
Target Corp.	8,282	915,741
Walgreens Boots Alliance, Inc.	13,578	301,974
Walmart, Inc.	25,386	4,059,983

		11,764,666

Containers & Packaging 0.2%

Amcor PLC	28,460	260,694
Avery Dennison Corp.	1,438	262,679
Ball Corp.	5,828	290,118
International Paper Co.	6,684	237,081
Packaging Corp. of America	1,570	241,074
Sealed Air Corp.	2,736	89,905
Westrock Co.	4,933	176,601

		1,558,152

Distributors 0.1%

Genuine Parts Co.	2,399	346,368
LKQ Corp.	4,500	222,795
Pool Corp.	620	220,782

		789,945

Diversified Telecommunication Services 0.7%

AT&T, Inc.	129,007	1,937,685
Verizon Communications, Inc.	76,133	2,467,471

		4,405,156

Electric Utilities 1.6%

Alliant Energy Corp.	4,600	222,870
American Electric Power Co., Inc.	9,391	706,391
Constellation Energy Corp.	5,803	632,991
Duke Energy Corp.	14,039	1,239,082
Edison International	7,062	446,954
Entergy Corp.	4,015	371,388
Evergy, Inc.	4,300	218,010
Eversource Energy	6,300	366,345
Exelon Corp.	18,312	692,010
FirstEnergy Corp.	10,177	347,850
NextEra Energy, Inc.	36,528	2,092,689

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    17

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)

NRG Energy, Inc.	4,200	$161,784
PG&E Corp.*	34,800	561,324
Pinnacle West Capital Corp.	2,000	147,360
PPL Corp.	13,452	316,929
Southern Co. (The)	19,715	1,275,955
Xcel Energy, Inc.	9,983	571,227

		10,371,159

Electrical Equipment 0.6%

AMETEK, Inc.	4,100	605,816
Eaton Corp. PLC	7,093	1,512,795
Emerson Electric Co.	10,450	1,009,157
Generac Holdings, Inc.*	1,100	119,856
Rockwell Automation, Inc.	1,943	555,445

		3,803,069

Electronic Equipment, Instruments & Components 0.6%

Amphenol Corp. (Class A Stock)	10,800	907,092
CDW Corp.	2,300	464,048
Corning, Inc.	14,297	435,629
Keysight Technologies, Inc.*	3,200	423,392
TE Connectivity Ltd.	5,750	710,297
Teledyne Technologies, Inc.*	708	289,275
Trimble, Inc.*	4,700	253,142
Zebra Technologies Corp. (Class A Stock)*	820	193,955

		3,676,830

Energy Equipment & Services 0.4%

Baker Hughes Co.	18,745	662,073
Halliburton Co.	16,222	656,991
Schlumberger NV	25,832	1,506,006

		2,825,070

Entertainment 1.3%

Activision Blizzard, Inc.	13,000	1,217,190
Electronic Arts, Inc.	4,700	565,880
Live Nation Entertainment, Inc.*	2,500	207,600
Netflix, Inc.*	8,050	3,039,680
Take-Two Interactive Software, Inc.*	2,800	393,092

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment (cont’d.)

Walt Disney Co. (The)*	33,036	$2,677,568
Warner Bros Discovery, Inc.*	41,785	453,785

		8,554,795

Financial Services 4.2%

Berkshire Hathaway, Inc. (Class B Stock)*	32,890	11,521,367
Fidelity National Information Services, Inc.	10,760	594,705
Fiserv, Inc.*	11,000	1,242,560
FleetCor Technologies, Inc.*	1,220	311,515
Global Payments, Inc.	4,594	530,102
Jack Henry & Associates, Inc.	1,300	196,482
Mastercard, Inc. (Class A Stock)	15,200	6,017,832
PayPal Holdings, Inc.*	19,830	1,159,262
Visa, Inc. (Class A Stock)	28,950	6,658,789

		28,232,614

Food Products 1.0%

Archer-Daniels-Midland Co.	9,859	743,566
Bunge Ltd.	2,700	292,275
Campbell Soup Co.	3,947	162,143
Conagra Brands, Inc.	8,743	239,733
General Mills, Inc.	10,744	687,509
Hershey Co. (The)	2,716	543,417
Hormel Foods Corp.	5,400	205,362
J.M. Smucker Co. (The)	1,800	221,238
Kellogg Co.	4,570	271,961
Kraft Heinz Co. (The)	14,555	489,630
Lamb Weston Holdings, Inc.	2,700	249,642
McCormick & Co., Inc.	4,700	355,508
Mondelez International, Inc. (Class A Stock)	24,566	1,704,880
Tyson Foods, Inc. (Class A Stock)	5,300	267,597

		6,434,461

Gas Utilities 0.0%

Atmos Energy Corp.	2,700	286,011

Ground Transportation 0.8%

CSX Corp.	36,254	1,114,811
J.B. Hunt Transport Services, Inc.	1,350	254,502
Norfolk Southern Corp.	4,131	813,518

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    19

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Ground Transportation (cont’d.)

Old Dominion Freight Line, Inc.	1,600	$654,624
Union Pacific Corp.	11,056	2,251,333

		5,088,788

Health Care Equipment & Supplies 2.5%

Abbott Laboratories	31,313	3,032,664
Align Technology, Inc.*	1,210	369,437
Baxter International, Inc.	9,374	353,775
Becton, Dickinson & Co.	5,065	1,309,455
Boston Scientific Corp.*	26,472	1,397,722
Cooper Cos., Inc. (The)	800	254,408
DENTSPLY SIRONA, Inc.	3,700	126,392
Dexcom, Inc.*	7,020	654,966
Edwards Lifesciences Corp.*	11,010	762,773
GE HealthCare Technologies, Inc.	7,100	483,084
Hologic, Inc.*	4,400	305,360
IDEXX Laboratories, Inc.*	1,540	673,396
Insulet Corp.*	1,300	207,337
Intuitive Surgical, Inc.*	6,280	1,835,581
Medtronic PLC	24,015	1,881,815
ResMed, Inc.	2,690	397,770
STERIS PLC	1,700	373,014
Stryker Corp.	6,060	1,656,016
Teleflex, Inc.	900	176,769
Zimmer Biomet Holdings, Inc.	3,811	427,670

		16,679,404

Health Care Providers & Services 2.9%

Cardinal Health, Inc.	4,573	397,028
Cencora, Inc.	3,060	550,708
Centene Corp.*	9,808	675,575
Cigna Group (The)	5,368	1,535,624
CVS Health Corp.	23,346	1,630,018
DaVita, Inc.*	1,000	94,530
Elevance Health, Inc.	4,310	1,876,660
HCA Healthcare, Inc.	3,600	885,528
Henry Schein, Inc.*	2,300	170,775
Humana, Inc.	2,240	1,089,805
Laboratory Corp. of America Holdings	1,700	341,785
McKesson Corp.	2,426	1,054,946
Molina Healthcare, Inc.*	1,000	327,890
Quest Diagnostics, Inc.	2,000	243,720

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)

UnitedHealth Group, Inc.	16,718	$8,429,048
Universal Health Services, Inc. (Class B Stock)	1,170	147,104

		19,450,744

Health Care REITs 0.2%

Healthpeak Properties, Inc.	10,300	189,108
Ventas, Inc.	7,333	308,939
Welltower, Inc.	9,300	761,856

		1,259,903

Hotel & Resort REITs 0.0%

Host Hotels & Resorts, Inc.	14,036	225,558

Hotels, Restaurants & Leisure 2.1%

Airbnb, Inc. (Class A Stock)*	7,700	1,056,517
Booking Holdings, Inc.*	640	1,973,728
Caesars Entertainment, Inc.*	3,900	180,765
Carnival Corp.*	19,400	266,168
Chipotle Mexican Grill, Inc.*	497	910,420
Darden Restaurants, Inc.	2,053	294,031
Domino’s Pizza, Inc.	500	189,395
Expedia Group, Inc.*	2,600	267,982
Hilton Worldwide Holdings, Inc.	4,660	699,839
Las Vegas Sands Corp.	5,960	273,206
Marriott International, Inc. (Class A Stock)	4,540	892,382
McDonald’s Corp.	13,180	3,472,139
MGM Resorts International	5,000	183,800
Norwegian Cruise Line Holdings Ltd.*	8,400	138,432
Royal Caribbean Cruises Ltd.*	4,300	396,202
Starbucks Corp.	20,880	1,905,718
Wynn Resorts Ltd.	1,800	166,338
Yum! Brands, Inc.	5,164	645,190

		13,912,252

Household Durables 0.3%

D.R. Horton, Inc.	5,600	601,832
Garmin Ltd.	2,700	284,040
Lennar Corp. (Class A Stock)	4,600	516,258
Mohawk Industries, Inc.*	940	80,661
NVR, Inc.*	55	327,981

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    21

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)

PulteGroup, Inc.	4,011	$297,015
Whirlpool Corp.	885	118,325

		2,226,112

Household Products 1.3%

Church & Dwight Co., Inc.	4,500	412,335
Clorox Co. (The)	2,182	285,973
Colgate-Palmolive Co.	15,060	1,070,917
Kimberly-Clark Corp.	6,166	745,161
Procter & Gamble Co. (The)	42,563	6,208,239

		8,722,625

Independent Power & Renewable Electricity Producers 0.0%

AES Corp. (The)	12,000	182,400

Industrial Conglomerates 0.8%

3M Co.	9,988	935,076
General Electric Co.	19,700	2,177,835
Honeywell International, Inc.	11,985	2,214,109

		5,327,020

Industrial REITs 0.3%

Prologis, Inc.	16,689	1,872,673

Insurance 2.1%

Aflac, Inc.	10,000	767,500
Allstate Corp. (The)	4,708	524,518
American International Group, Inc.	12,751	772,711
Aon PLC (Class A Stock)	3,689	1,196,048
Arch Capital Group Ltd.*	6,900	549,999
Arthur J. Gallagher & Co.	3,800	866,134
Assurant, Inc.	900	129,222
Brown & Brown, Inc.	4,300	300,312
Chubb Ltd.	7,453	1,551,565
Cincinnati Financial Corp.	2,707	276,899
Everest Group Ltd.	810	301,053
Globe Life, Inc.	1,533	166,683
Hartford Financial Services Group, Inc. (The)	5,753	407,945
Loews Corp.	3,517	222,661
Marsh & McLennan Cos., Inc.	9,140	1,739,342
MetLife, Inc.	11,650	732,901
Principal Financial Group, Inc.	4,200	302,694

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)

Progressive Corp. (The)	10,616	$1,478,809
Prudential Financial, Inc.(g)	6,500	616,785
Travelers Cos., Inc. (The)	4,231	690,965
W.R. Berkley Corp.	3,900	247,611
Willis Towers Watson PLC	1,800	376,128

		14,218,485

Interactive Media & Services 5.8%

Alphabet, Inc. (Class A Stock)*	107,200	14,028,192
Alphabet, Inc. (Class C Stock)*	91,140	12,016,809
Match Group, Inc.*	5,400	211,545
Meta Platforms, Inc. (Class A Stock)*	40,060	12,026,413

		38,282,959

IT Services 1.2%

Accenture PLC (Class A Stock)	11,290	3,467,272
Akamai Technologies, Inc.*	2,800	298,312
Cognizant Technology Solutions Corp. (Class A Stock)	9,200	623,208
DXC Technology Co.*	4,459	92,881
EPAM Systems, Inc.*	1,100	281,259
Gartner, Inc.*	1,370	470,746
International Business Machines Corp.	16,574	2,325,332
VeriSign, Inc.*	1,680	340,250

		7,899,260

Leisure Products 0.0%

Hasbro, Inc.	2,554	168,922

Life Sciences Tools & Services 1.5%

Agilent Technologies, Inc.	5,198	581,240
Bio-Rad Laboratories, Inc. (Class A Stock)*	350	125,458
Bio-Techne Corp.	2,880	196,042
Charles River Laboratories International, Inc.*	850	166,583
Danaher Corp.	11,820	2,932,542
Illumina, Inc.*	2,830	388,502
IQVIA Holdings, Inc.*	3,310	651,243
Mettler-Toledo International, Inc.*	400	443,228
Revvity, Inc.	2,170	240,219
Thermo Fisher Scientific, Inc.	6,992	3,539,141

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    23

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)

Waters Corp.*	1,020	$279,694
West Pharmaceutical Services, Inc.	1,340	502,781

		10,046,673

Machinery 1.7%

Caterpillar, Inc.	9,196	2,510,508
Cummins, Inc.	2,606	595,367
Deere & Co.	4,830	1,822,745
Dover Corp.	2,562	357,425
Fortive Corp.	6,450	478,332
IDEX Corp.	1,400	291,228
Illinois Tool Works, Inc.	4,886	1,125,295
Ingersoll Rand, Inc.	7,429	473,376
Nordson Corp.	900	200,853
Otis Worldwide Corp.	7,564	607,465
PACCAR, Inc.	9,546	811,601
Parker-Hannifin Corp.	2,268	883,431
Pentair PLC	3,146	203,703
Snap-on, Inc.	942	240,267
Stanley Black & Decker, Inc.	2,888	241,379
Westinghouse Air Brake Technologies Corp.	3,260	346,440
Xylem, Inc.	4,350	395,980

		11,585,395

Media 0.8%

Charter Communications, Inc. (Class A Stock)*	1,890	831,260
Comcast Corp. (Class A Stock)	74,320	3,295,349
Fox Corp. (Class A Stock)	5,066	158,059
Fox Corp. (Class B Stock)	2,666	76,994
Interpublic Group of Cos., Inc. (The)	7,288	208,874
News Corp. (Class A Stock)	7,375	147,943
News Corp. (Class B Stock)	2,700	56,349
Omnicom Group, Inc.	3,634	270,660
Paramount Global (Class B Stock)	9,597	123,801

		5,169,289

Metals & Mining 0.4%

Freeport-McMoRan, Inc.	25,942	967,377
Newmont Corp.	14,697	543,054

See Notes to Financial Statements.

24

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)

Nucor Corp.	4,512	$705,452
Steel Dynamics, Inc.	2,800	300,216

		2,516,099

Multi-Utilities 0.7%

Ameren Corp.	4,769	356,864
CenterPoint Energy, Inc.	11,479	308,211
CMS Energy Corp.	5,200	276,172
Consolidated Edison, Inc.	6,451	551,754
Dominion Energy, Inc.	15,150	676,751
DTE Energy Co.	3,587	356,117
NiSource, Inc.	8,000	197,440
Public Service Enterprise Group, Inc.	8,894	506,158
Sempra	11,556	786,155
WEC Energy Group, Inc.	5,833	469,848

		4,485,470

Office REITs 0.1%

Alexandria Real Estate Equities, Inc.	2,900	290,290
Boston Properties, Inc.	2,580	153,458

		443,748

Oil, Gas & Consumable Fuels 4.2%

APA Corp.	5,648	232,133
Chevron Corp.	32,047	5,403,765
ConocoPhillips	21,581	2,585,404
Coterra Energy, Inc.	14,200	384,110
Devon Energy Corp.	11,600	553,320
Diamondback Energy, Inc.	3,180	492,518
EOG Resources, Inc.	10,500	1,330,980
EQT Corp.	6,800	275,944
Exxon Mobil Corp.	72,352	8,507,148
Hess Corp.	5,034	770,202
Kinder Morgan, Inc.	35,880	594,890
Marathon Oil Corp.	11,378	304,362
Marathon Petroleum Corp.	7,176	1,086,016
Occidental Petroleum Corp.	11,979	777,198
ONEOK, Inc.	10,400	659,672
Phillips 66	8,028	964,564
Pioneer Natural Resources Co.	4,100	941,155
Targa Resources Corp.	4,100	351,452

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    25

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Valero Energy Corp.	6,400	$906,944
Williams Cos., Inc. (The)	22,492	757,755

		27,879,532

Passenger Airlines 0.2%

Alaska Air Group, Inc.*	2,500	92,700
American Airlines Group, Inc.*	12,750	163,328
Delta Air Lines, Inc.	11,900	440,300
Southwest Airlines Co.	10,874	294,359
United Airlines Holdings, Inc.*	6,000	253,800

		1,244,487

Personal Care Products 0.2%

Estee Lauder Cos., Inc. (The) (Class A Stock)	4,170	602,773
Kenvue, Inc.	31,400	630,512

		1,233,285

Pharmaceuticals 4.0%

Bristol-Myers Squibb Co.	37,679	2,186,889
Catalent, Inc.*	3,400	154,802
Eli Lilly & Co.	14,397	7,733,061
Johnson & Johnson	43,609	6,792,102
Merck & Co., Inc.	45,793	4,714,389
Organon & Co.	4,609	80,012
Pfizer, Inc.	102,263	3,392,064
Viatris, Inc.	21,899	215,924
Zoetis, Inc.	8,200	1,426,636

		26,695,879

Professional Services 0.7%

Automatic Data Processing, Inc.	7,648	1,839,956
Broadridge Financial Solutions, Inc.	2,100	376,005
Ceridian HCM Holding, Inc.*	2,900	196,765
Equifax, Inc.	2,130	390,173
Jacobs Solutions, Inc.	2,300	313,950
Leidos Holdings, Inc.	2,600	239,616
Paychex, Inc.	5,825	671,797
Paycom Software, Inc.	750	194,453

See Notes to Financial Statements.

26

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services (cont’d.)

Robert Half, Inc.	2,000	$146,560
Verisk Analytics, Inc.	2,530	597,687

		4,966,962

Real Estate Management & Development 0.2%

CBRE Group, Inc. (Class A Stock)*	5,700	421,002
CoStar Group, Inc.*	7,600	584,364

		1,005,366

Residential REITs 0.3%

AvalonBay Communities, Inc.	2,511	431,239
Camden Property Trust	2,000	189,160
Equity Residential	6,300	369,873
Essex Property Trust, Inc.	1,100	233,299
Invitation Homes, Inc.	10,700	339,083
Mid-America Apartment Communities, Inc.	1,970	253,441
UDR, Inc.	5,700	203,319

		2,019,414

Retail REITs 0.3%

Federal Realty Investment Trust	1,300	117,819
Kimco Realty Corp.	11,200	197,008
Realty Income Corp.	11,800	589,292
Regency Centers Corp.	3,100	184,264
Simon Property Group, Inc.	5,789	625,386

		1,713,769

Semiconductors & Semiconductor Equipment 7.2%

Advanced Micro Devices, Inc.*	29,128	2,994,941
Analog Devices, Inc.	9,016	1,578,611
Applied Materials, Inc.	15,188	2,102,779
Broadcom, Inc.	7,449	6,186,990
Enphase Energy, Inc.*	2,520	302,778
First Solar, Inc.*	1,800	290,862
Intel Corp.	75,548	2,685,731
KLA Corp.	2,470	1,132,890
Lam Research Corp.	2,432	1,524,305
Microchip Technology, Inc.	10,020	782,061
Micron Technology, Inc.	19,916	1,354,886
Monolithic Power Systems, Inc.	810	374,220
NVIDIA Corp.	44,640	19,417,954

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    27

Schedule of Investments (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)

NXP Semiconductors NV (China)	4,660	$931,627
ON Semiconductor Corp.*	7,900	734,305
Qorvo, Inc.*	1,671	159,530
QUALCOMM, Inc.	20,100	2,232,306
Skyworks Solutions, Inc.	2,900	285,911
SolarEdge Technologies, Inc.*	900	116,559
Teradyne, Inc.	2,700	271,242
Texas Instruments, Inc.	16,352	2,600,132

		48,060,620

Software 9.8%

Adobe, Inc.*	8,240	4,201,576
ANSYS, Inc.*	1,500	446,325
Autodesk, Inc.*	3,790	784,189
Cadence Design Systems, Inc.*	4,900	1,148,070
Fair Isaac Corp.*	440	382,153
Fortinet, Inc.*	12,000	704,160
Gen Digital, Inc.	10,317	182,404
Intuit, Inc.	5,030	2,570,028
Microsoft Corp.	134,212	42,377,439
Oracle Corp.	28,390	3,007,069
Palo Alto Networks, Inc.*	5,500	1,289,420
PTC, Inc.*	2,100	297,528
Roper Technologies, Inc.	1,800	871,704
Salesforce, Inc.*	17,560	3,560,817
ServiceNow, Inc.*	3,680	2,056,973
Synopsys, Inc.*	2,800	1,285,116
Tyler Technologies, Inc.*	620	239,407

		65,404,378

Specialized REITs 1.0%

American Tower Corp.	8,350	1,373,158
Crown Castle, Inc.	7,900	727,037
Digital Realty Trust, Inc.	5,400	653,508
Equinix, Inc.	1,686	1,224,474
Extra Space Storage, Inc.	3,700	449,846
Iron Mountain, Inc.	5,505	327,272
Public Storage	2,800	737,856
SBA Communications Corp.	2,000	400,340
VICI Properties, Inc.	18,300	532,530
Weyerhaeuser Co.	13,539	415,106

		6,841,127

See Notes to Financial Statements.

28

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail 2.0%

AutoZone, Inc.*	320	$812,797
Bath & Body Works, Inc.	4,222	142,703
Best Buy Co., Inc.	3,700	257,039
CarMax, Inc.*	2,900	205,117
Home Depot, Inc. (The)	18,164	5,488,434
Lowe’s Cos., Inc.	10,566	2,196,037
O’Reilly Automotive, Inc.*	1,080	981,569
Ross Stores, Inc.	6,200	700,290
TJX Cos., Inc. (The)	20,728	1,842,305
Tractor Supply Co.	2,000	406,100
Ulta Beauty, Inc.*	940	375,483

		13,407,874

Technology Hardware, Storage & Peripherals 7.1%

Apple, Inc.	265,362	45,432,628
Hewlett Packard Enterprise Co.	24,002	416,915
HP, Inc.	16,302	418,961
NetApp, Inc.	3,900	295,932
Seagate Technology Holdings PLC	3,700	244,015
Western Digital Corp.*	5,725	261,232

		47,069,683

Textiles, Apparel & Luxury Goods 0.4%

NIKE, Inc. (Class B Stock)	22,074	2,110,716
Ralph Lauren Corp.	700	81,263
Tapestry, Inc.	4,500	129,375
VF Corp.	6,936	122,559

		2,443,913

Tobacco 0.6%

Altria Group, Inc.	32,979	1,386,767
Philip Morris International, Inc.	27,979	2,590,296

		3,977,063

Trading Companies & Distributors 0.3%

Fastenal Co.	10,300	562,792
United Rentals, Inc.	1,250	555,713
W.W. Grainger, Inc.	824	570,076

		1,688,581

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    29

Schedule of Investments (continued)

as of September 30, 2023

Description			Shares	Value

COMMON STOCKS (Continued)

Water Utilities 0.1%

American Water Works Co., Inc.			3,500	$433,405

Wireless Telecommunication Services 0.2%

T-Mobile US, Inc.*			9,370	1,312,268

TOTAL COMMON STOCKS (cost $126,254,495)				649,020,560

UNAFFILIATED EXCHANGE-TRADED FUND 0.6%
iShares Core S&P 500 ETF (cost $3,389,808)			9,050	3,886,342

TOTAL LONG-TERM INVESTMENTS
(cost $129,644,303)				652,906,902

SHORT-TERM INVESTMENTS 1.9%

AFFILIATED MUTUAL FUNDS 1.8%
PGIM Core Government Money Market Fund(wb)			11,116,185	11,116,185
PGIM Institutional Money Market Fund (cost $668,571; includes $658,368 of cash collateral for securities on loan)(b)(wb)			670,263	669,861

TOTAL AFFILIATED MUTUAL FUNDS (cost $11,784,756)				11,786,046

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.1%
U.S. Treasury Bills (cost $880,378)	5.334%	12/14/23	890	880,430

TOTAL SHORT-TERM INVESTMENTS (cost $12,665,134)				12,666,476

TOTAL INVESTMENTS 100.1% (cost $142,309,437)				665,573,378
Liabilities in excess of other assets(z) (0.1)%				(354,037)

NET ASSETS 100.0%				$665,219,341

See Notes to Financial Statements.

30

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

ETF—Exchange-Traded Fund

OTC—Over-the-counter

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

SOFR—Secured Overnight Financing Rate

UBS—UBS Securities LLC

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $634,015; cash collateral of $658,368 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at September 30, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
56	S&P 500 E-Mini Index	Dec. 2023	$12,111,400	$(509,867)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

UBS	$—	$880,430

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    31

Schedule of Investments  (continued)

as of September 30, 2023

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$9,853,871	$—	$—
Air Freight & Logistics	3,602,579	—	—
Automobile Components	675,507	—	—
Automobiles	14,187,113	—	—
Banks	19,575,548	—	—
Beverages	10,537,056	—	—
Biotechnology	13,737,219	—	—
Broadline Retail	21,442,772	—	—
Building Products	2,871,464	—	—
Capital Markets	18,376,408	—	—
Chemicals	10,942,103	—	—
Commercial Services & Supplies	3,159,856	—	—
Communications Equipment	5,934,622	—	—
Construction & Engineering	467,675	—	—
Construction Materials	916,174	—	—
Consumer Finance	2,877,280	—	—
Consumer Staples Distribution & Retail	11,764,666	—	—
Containers & Packaging	1,558,152	—	—
Distributors	789,945	—	—
Diversified Telecommunication Services	4,405,156	—	—
Electric Utilities	10,371,159	—	—
Electrical Equipment	3,803,069	—	—
Electronic Equipment, Instruments & Components	3,676,830	—	—
Energy Equipment & Services	2,825,070	—	—
Entertainment	8,554,795	—	—
Financial Services	28,232,614	—	—
Food Products	6,434,461	—	—
Gas Utilities	286,011	—	—
Ground Transportation	5,088,788	—	—
Health Care Equipment & Supplies	16,679,404	—	—
Health Care Providers & Services	19,450,744	—	—
Health Care REITs	1,259,903	—	—
Hotel & Resort REITs	225,558	—	—
Hotels, Restaurants & Leisure	13,912,252	—	—
Household Durables	2,226,112	—	—
Household Products	8,722,625	—	—
Independent Power & Renewable Electricity Producers	182,400	—	—
Industrial Conglomerates	5,327,020	—	—
Industrial REITs	1,872,673	—	—

See Notes to Financial Statements.

32

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Insurance	$14,218,485	$—	$—
Interactive Media & Services	38,282,959	—	—
IT Services	7,899,260	—	—
Leisure Products	168,922	—	—
Life Sciences Tools & Services	10,046,673	—	—
Machinery	11,585,395	—	—
Media	5,169,289	—	—
Metals & Mining	2,516,099	—	—
Multi-Utilities	4,485,470	—	—
Office REITs	443,748	—	—
Oil, Gas & Consumable Fuels	27,879,532	—	—
Passenger Airlines	1,244,487	—	—
Personal Care Products	1,233,285	—	—
Pharmaceuticals	26,695,879	—	—
Professional Services	4,966,962	—	—
Real Estate Management & Development	1,005,366	—	—
Residential REITs	2,019,414	—	—
Retail REITs	1,713,769	—	—
Semiconductors & Semiconductor Equipment	48,060,620	—	—
Software	65,404,378	—	—
Specialized REITs	6,841,127	—	—
Specialty Retail	13,407,874	—	—
Technology Hardware, Storage & Peripherals	47,069,683	—	—
Textiles, Apparel & Luxury Goods	2,443,913	—	—
Tobacco.	3,977,063	—	—
Trading Companies & Distributors	1,688,581	—	—
Water Utilities	433,405	—	—
Wireless Telecommunication Services	1,312,268	—	—
Unaffiliated Exchange-Traded Fund	3,886,342	—	—
Short-Term Investments
Affiliated Mutual Funds	11,786,046	—	—
U.S. Treasury Obligation	—	880,430	—

Total	$664,692,948	$880,430	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(509,867)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    33

Schedule of Investments  (continued)

as of September 30, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2023 were as follows:

Software	9.8%
Semiconductors & Semiconductor Equipment	7.2
Technology Hardware, Storage & Peripherals	7.1
Interactive Media & Services	5.8
Financial Services	4.2
Oil, Gas & Consumable Fuels	4.2
Pharmaceuticals	4.0
Broadline Retail	3.2
Banks	2.9
Health Care Providers & Services	2.9
Capital Markets	2.8
Health Care Equipment & Supplies	2.5
Insurance	2.1
Automobiles	2.1
Hotels, Restaurants & Leisure	2.1
Biotechnology	2.1
Specialty Retail	2.0
Affiliated Mutual Funds (0.1% represents investments purchased with collateral from securities on loan)	1.8
Consumer Staples Distribution & Retail	1.8
Machinery	1.7
Chemicals	1.6
Beverages	1.6
Electric Utilities	1.6
Life Sciences Tools & Services	1.5
Aerospace & Defense	1.5
Household Products	1.3
Entertainment	1.3
IT Services	1.2
Specialized REITs	1.0
Food Products	1.0
Communications Equipment	0.9
Industrial Conglomerates	0.8
Media	0.8
Ground Transportation	0.8
Professional Services	0.7
Multi-Utilities	0.7
Diversified Telecommunication Services	0.7
Tobacco	0.6
Unaffiliated Exchange-Traded Fund	0.6

Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.6
Air Freight & Logistics	0.5
Commercial Services & Supplies	0.5
Consumer Finance	0.4
Building Products	0.4
Energy Equipment & Services	0.4
Metals & Mining	0.4
Textiles, Apparel & Luxury Goods	0.4
Household Durables	0.3
Residential REITs	0.3
Industrial REITs	0.3
Retail REITs	0.3
Trading Companies & Distributors	0.3
Containers & Packaging	0.2
Wireless Telecommunication Services	0.2
Health Care REITs	0.2
Passenger Airlines	0.2
Personal Care Products	0.2
Real Estate Management & Development	0.2
Construction Materials	0.1
U.S. Treasury Obligation	0.1
Distributors	0.1
Automobile Components	0.1
Construction & Engineering	0.1
Office REITs	0.1
Water Utilities	0.1
Gas Utilities	0.0	*
Hotel & Resort REITs	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Leisure Products	0.0	*

	100.1
Liabilities in excess of other assets	(0.1)

	100.0%

*	Less than 0.05%

See Notes to Financial Statements.

34

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	—	$—	Due from/to broker-variation margin futures	$509,867	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$518,217

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$578,736

For the year ended September 30, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$7,976,150

*	Average volume is based on average quarter end balances as noted for the year ended September 30, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    35

Schedule of Investments  (continued)

as of September 30, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$634,015	$(634,015)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

36

Statement of Assets and Liabilities

as of September 30, 2023

Assets

Investments at value, including securities on loan of $634,015:
Unaffiliated investments (cost $130,323,994)	$653,170,547
Affiliated investments (cost $11,985,443)	12,402,831
Cash	32
Dividends and interest receivable	456,068
Receivable for Fund shares sold	370,227
Prepaid expenses and other assets	16,223

Total Assets	666,415,928

Liabilities

Payable to broker for collateral for securities on loan	658,368
Payable for Fund shares purchased	174,810
Distribution fee payable	103,821
Transfer agent fee payable	48,427
Management fee payable	45,198
Accrued expenses and other liabilities	39,289
Due to broker—variation margin futures	33,600
Affiliated transfer agent fee payable	25,846
Audit fees payable	24,911
Payable for investments purchased	21,458
Shareholder report fees payable	20,859

Total Liabilities	1,196,587

Net Assets	$665,219,341

Net assets were comprised of:
Shares of beneficial interest, at par	$17,799
Paid-in capital in excess of par	58,506,664
Total distributable earnings (loss)	606,694,878

Net assets, September 30, 2023	$665,219,341

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    37

Statement of Assets and Liabilities

as of September 30, 2023

Class A

Net asset value and redemption price per share,
($272,959,348 ÷ 7,332,263 shares of beneficial interest issued and outstanding)	$37.23
Maximum sales charge (3.25% of offering price)	1.25

Maximum offering price to public	$38.48

Class C

Net asset value, offering price and redemption price per share,
($39,867,656 ÷ 1,096,646 shares of beneficial interest issued and outstanding)	$36.35

Class I

Net asset value, offering price and redemption price per share,
($113,461,818 ÷ 3,017,218 shares of beneficial interest issued and outstanding)	$37.60

Class Z

Net asset value, offering price and redemption price per share,
($177,387,528 ÷ 4,717,577 shares of beneficial interest issued and outstanding)	$37.60

Class R6

Net asset value, offering price and redemption price per share,
($61,542,991 ÷ 1,634,796 shares of beneficial interest issued and outstanding)	$37.65

See Notes to Financial Statements.

38

Statement of Operations

Year Ended September 30, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $2,854 foreign withholding tax)	$11,150,088
Affiliated dividend income	255,742
Affiliated income from securities lending, net	39,698
Interest income	30,665

Total income	11,476,193

Expenses
Management fee	1,013,973
Distribution fee(a)	1,257,716
Transfer agent’s fees and expenses (including affiliated expense of $137,055)(a)	682,372
Custodian and accounting fees	73,358
Shareholders’ reports	59,109
Registration fees(a)	56,765
Professional fees	41,872
Audit fee	24,910
Trustees’ fees	19,580
Miscellaneous	35,597

Total expenses	3,265,252
Less: Fee waiver and/or expense reimbursement(a)	(473,187)

Net expenses	2,792,065

Net investment income (loss)	8,684,128

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions (including affiliated of $74,870)	76,397,715
Futures transactions	518,217

76,915,932

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(18,453))	41,551,710
Futures	578,736

42,130,446

Net gain (loss) on investment transactions	119,046,378

Net Increase (Decrease) In Net Assets Resulting From Operations	$127,730,506

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class I	Class Z	Class R6
Distribution fee	812,907	444,809	—	—	—
Transfer agent’s fees and expenses	320,936	44,953	85,517	229,721	1,245
Registration fees	16,300	10,806	7,009	10,721	11,929
Fee waiver and/or expense reimbursement	(189,678)	(31,137)	(85,516)	(123,696)	(43,160)

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    39

Statements of Changes in Net Assets

	Year Ended September 30,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$8,684,128	$8,804,667
Net realized gain (loss) on investment transactions	76,915,932	85,188,566
Net change in unrealized appreciation (depreciation) on investments	42,130,446	(212,387,586)

Net increase (decrease) in net assets resulting from operations	127,730,506	(118,394,353)

Dividends and Distributions
Distributions from distributable earnings
Class A	(36,264,271)	(35,916,717)
Class C	(6,097,928)	(6,999,155)
Class I	(17,888,896)	(19,639,235)
Class Z	(24,479,615)	(29,447,083)
Class R6	(8,627,624)	(3,459,618)

	(93,358,334)	(95,461,808)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	61,513,891	132,481,534
Net asset value of shares issued in reinvestment of dividends and distributions	92,986,387	95,106,775
Cost of shares purchased	(158,046,654)	(247,306,418)

Net increase (decrease) in net assets from Fund share transactions	(3,546,376)	(19,718,109)

Total increase (decrease)	30,825,796	(233,574,270)

Net Assets:

Beginning of year	634,393,545	867,967,815

End of year	$665,219,341	$634,393,545

See Notes to Financial Statements.

40

Financial Highlights

Class A Shares
	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.72	$47.35	$47.07	$48.46	$57.19
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.42	0.42	0.60	0.70
Net realized and unrealized gain (loss) on investment transactions	6.42	(6.76)	11.36	6.00	(0.04)
Total from investment operations	6.84	(6.34)	11.78	6.60	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.40)	(0.72)	(0.59)	(1.04)
Distributions from net realized gains	(4.88)	(4.89)	(10.78)	(7.40)	(8.35)
Total dividends and distributions	(5.33)	(5.29)	(11.50)	(7.99)	(9.39)
Net asset value, end of year	$37.23	$35.72	$47.35	$47.07	$48.46
Total Return(b):	20.99%	(15.91)%	29.24%	14.72%	3.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$272,959	$248,714	$337,161	$295,551	$287,076
Average net assets (000)	$270,969	$313,531	$331,222	$285,833	$266,336
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.54%	0.52%	0.52%	0.53%	0.54%
Expenses before waivers and/or expense reimbursement	0.61%	0.59%	0.59%	0.60%	0.61%
Net investment income (loss)	1.15%	0.97%	0.92%	1.35%	1.48%
Portfolio turnover rate(d)	2%	3%	5%	2%	3%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    41

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$34.95	$46.45	$46.37	$47.92	$56.50
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.12	0.12	0.30	0.39
Net realized and unrealized gain (loss) on investment transactions	6.28	(6.63)	11.17	5.92	(0.02)
Total from investment operations	6.44	(6.51)	11.29	6.22	0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.10)	(0.43)	(0.37)	(0.60)
Distributions from net realized gains	(4.88)	(4.89)	(10.78)	(7.40)	(8.35)
Total dividends and distributions	(5.04)	(4.99)	(11.21)	(7.77)	(8.95)
Net asset value, end of year	$36.35	$34.95	$46.45	$46.37	$47.92
Total Return(b):	20.11%	(16.48)%	28.37%	13.98%	3.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39,868	$46,543	$66,318	$66,347	$70,382
Average net assets (000)	$44,481	$61,900	$67,968	$67,889	$84,898
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.24%	1.21%	1.19%	1.20%	1.19%
Expenses before waivers and/or expense reimbursement	1.31%	1.28%	1.26%	1.27%	1.26%
Net investment income (loss)	0.46%	0.28%	0.26%	0.69%	0.84%
Portfolio turnover rate(d)	2%	3%	5%	2%	3%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class I Shares
	Year Ended September 30,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$36.06	$47.75	$47.38	$48.70	$57.50
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.57	0.58	0.77	0.87
Net realized and unrealized gain (loss) on investment transactions	6.46	(6.81)	11.44	6.03	(0.06)
Total from investment operations	7.02	(6.24)	12.02	6.80	0.81
Less Dividends and Distributions:
Dividends from net investment income	(0.60)	(0.56)	(0.87)	(0.72)	(1.26)
Distributions from net realized gains	(4.88)	(4.89)	(10.78)	(7.40)	(8.35)
Total dividends and distributions	(5.48)	(5.45)	(11.65)	(8.12)	(9.61)
Net asset value, end of year	$37.60	$36.06	$47.75	$47.38	$48.70
Total Return(b):	21.38%	(15.63)%	29.69%	15.11%	4.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$113,462	$120,778	$172,635	$142,746	$228,063
Average net assets (000)	$122,167	$161,968	$164,271	$204,880	$239,501
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.19%	0.19%	0.19%	0.19%	0.19%
Expenses before waivers and/or expense reimbursement	0.26%	0.26%	0.26%	0.26%	0.26%
Net investment income (loss)	1.51%	1.30%	1.26%	1.72%	1.83%
Portfolio turnover rate(d)	2%	3%	5%	2%	3%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    43

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$36.05	$47.74	$47.37	$48.70	$57.49
Income (loss) from investment operations:
Net investment income (loss)	0.53	0.55	0.56	0.74	0.84
Net realized and unrealized gain (loss) on investment transactions	6.47	(6.82)	11.44	6.02	(0.05)
Total from investment operations	7.00	(6.27)	12.00	6.76	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.57)	(0.53)	(0.85)	(0.69)	(1.23)
Distributions from net realized gains	(4.88)	(4.89)	(10.78)	(7.40)	(8.35)
Total dividends and distributions	(5.45)	(5.42)	(11.63)	(8.09)	(9.58)
Net asset value, end of year	$37.60	$36.05	$47.74	$47.37	$48.70
Total Return(b):	21.32%	(15.68)%	29.62%	15.03%	4.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$177,388	$160,674	$265,893	$244,155	$289,780
Average net assets (000)	$176,709	$238,154	$263,618	$253,908	$315,161
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.25%	0.24%	0.24%	0.25%	0.25%
Expenses before waivers and/or expense reimbursement	0.32%	0.31%	0.31%	0.32%	0.32%
Net investment income (loss)	1.44%	1.24%	1.20%	1.64%	1.78%
Portfolio turnover rate(d)	2%	3%	5%	2%	3%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class R6 Shares
	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$36.09	$47.78	$47.40	$48.72	$57.52
Income (loss) from investment operations:
Net investment income (loss)	0.58	0.60	0.58	0.75	0.86
Net realized and unrealized gain (loss) on investment transactions	6.48	(6.83)	11.46	6.05	(0.05)
Total from investment operations	7.06	(6.23)	12.04	6.80	0.81
Less Dividends and Distributions:
Dividends from net investment income	(0.62)	(0.57)	(0.88)	(0.72)	(1.26)
Distributions from net realized gains	(4.88)	(4.89)	(10.78)	(7.40)	(8.35)
Total dividends and distributions	(5.50)	(5.46)	(11.66)	(8.12)	(9.61)
Net asset value, end of year	$37.65	$36.09	$47.78	$47.40	$48.72
Total Return(b):	21.48%	(15.59)%	29.72%	15.12%	4.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$61,543	$57,685	$25,961	$13,960	$10,929
Average net assets (000)	$61,657	$38,530	$19,506	$12,526	$8,080
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.14%	0.14%	0.16%	0.18%	0.18%
Expenses before waivers and/or expense reimbursement	0.21%	0.21%	0.23%	0.30%	0.39%
Net investment income (loss)	1.56%	1.39%	1.25%	1.69%	1.85%
Portfolio turnover rate(d)	2%	3%	5%	2%	3%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Stock Index Fund    45

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 8 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions Stock Index Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to provide investment results that correspond to the price and yield performance of the S&P 500 Index.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

46

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount.

PGIM Quant Solutions Stock Index Fund    47

Notes to Financial Statements (continued)

This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous.

48

Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from

PGIM Quant Solutions Stock Index Fund    49

Notes to Financial Statements (continued)

GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended September 30, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.15% of average daily net assets up to and including $1 billion;	0.15%
0.10% of average daily net assets over $1 billion.

The Manager has contractually agreed, through January 31, 2025 to waive a portion of its management fee so that the effective management fee for the Fund will be 0.08% of the average daily net assets of the Fund. Separately, the Manager has contractually agreed, through January 31, 2025, to limit transfer agency, shareholder servicing, sub-transfer agency and blue sky fees, as applicable. This contractual expense limitation excludes

50

interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	—%
C	—
I	—
Z	—
R6	0.18

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class I, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.30%
C	1.00	1.00
I	N/A	N/A
Z	N/A	N/A
R6	N/A	N/A

For the year ended September 30, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales

PGIM Quant Solutions Stock Index Fund    51

Notes to Financial Statements (continued)

charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$49,917	$—
C	—	1,632

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2023, no Rule 17a-7 transactions were entered into by the Fund.

52

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended September 30, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$16,557,908	$108,281,628

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and other investments for the year ended September 30, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income

Long-Term Investments - Common Stock:

Prudential Financial, Inc.(g)
$ 677,662	$ —	$ 132,499	$(17,651)	$89,273	$616,785	6,500	$ 35,370

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
—	60,579,783	49,463,598	—	—	11,116,185	11,116,185	220,372

PGIM Institutional Money Market Fund(1)(b)(wb)
9,714,439	357,257,797	366,287,170	(802)	(14,403)	669,861	670,263	39,698	(2)
$ 9,714,439	$417,837,580	$415,750,768	$ (802)	$(14,403)	$11,786,046		$260,070
$10,392,101	$417,837,580	$415,883,267	$(18,453)	$74,870	$12,402,831		$295,440

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended September 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$8,809,515	$84,548,819	$—	$93,358,334

PGIM Quant Solutions Stock Index Fund    53

Notes to Financial Statements (continued)

For the year ended September 30, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$11,210,712	$84,251,096	$—	$95,461,808

For the year ended September 30, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$8,724,941	$76,903,113

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$144,506,550	$529,993,983	$(8,927,155)	$521,066,828

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, corporate actions adjustments, mark-to-market of futures contracts and other GAAP to tax differences.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z, Class I and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis

54

approximately eight years (ten years prior to January 22, 2021) after purchase. Class I, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into five classes, designated Class A, Class C, Class I, Class Z and Class R6.

As of September 30, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	57,495	1.2%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	3	43.8

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended September 30, 2023:
Shares sold	235,474	$8,717,139
Shares issued in reinvestment of dividends and distributions	1,084,728	35,969,576
Shares purchased	(1,143,383)	(41,603,045)
Net increase (decrease) in shares outstanding before conversion	176,819	3,083,670
Shares issued upon conversion from other share class(es)	210,419	7,643,297
Shares purchased upon conversion into other share class(es)	(17,474)	(641,825)
Net increase (decrease) in shares outstanding	369,764	$10,085,142

Year ended September 30, 2022:
Shares sold	344,313	$15,011,045
Shares issued in reinvestment of dividends and distributions	772,674	35,651,156
Shares purchased	(1,361,487)	(60,976,339)
Net increase (decrease) in shares outstanding before conversion	(244,500)	(10,314,138)
Shares issued upon conversion from other share class(es)	102,104	4,437,782
Shares purchased upon conversion into other share class(es)	(15,321)	(647,100)
Net increase (decrease) in shares outstanding	(157,717)	$(6,523,456)

PGIM Quant Solutions Stock Index Fund    55

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class C
Year ended September 30, 2023:
Shares sold	113,770	$4,083,394
Shares issued in reinvestment of dividends and distributions	187,190	6,094,916
Shares purchased	(316,729)	(11,357,490)
Net increase (decrease) in shares outstanding before conversion	(15,769)	(1,179,180)
Shares purchased upon conversion into other share class(es)	(219,387)	(7,800,666)
Net increase (decrease) in shares outstanding	(235,156)	$(8,979,846)

Year ended September 30, 2022:
Shares sold	143,057	$6,097,701
Shares issued in reinvestment of dividends and distributions	153,894	6,983,703
Shares purchased	(280,958)	(11,637,956)
Net increase (decrease) in shares outstanding before conversion	15,993	1,443,448
Shares purchased upon conversion into other share class(es)	(111,876)	(4,762,446)
Net increase (decrease) in shares outstanding	(95,883)	$(3,318,998)

Class I
Year ended September 30, 2023:
Shares sold	261,665	$9,746,509
Shares issued in reinvestment of dividends and distributions	535,437	17,883,604
Shares purchased	(1,138,312)	(41,323,094)
Net increase (decrease) in shares outstanding before conversion	(341,210)	(13,692,981)
Shares issued upon conversion from other share class(es)	8,952	326,318
Net increase (decrease) in shares outstanding	(332,258)	$(13,366,663)

Year ended September 30, 2022:
Shares sold	429,548	$19,304,769
Shares issued in reinvestment of dividends and distributions	422,676	19,633,303
Shares purchased	(1,116,903)	(47,709,178)
Net increase (decrease) in shares outstanding before conversion	(264,679)	(8,771,106)
Shares issued upon conversion from other share class(es)	2,622	110,558
Shares purchased upon conversion into other share class(es)	(4,057)	(186,504)
Net increase (decrease) in shares outstanding	(266,114)	$(8,847,052)

56

Share Class	Shares	Amount

Class Z

Year ended September 30, 2023:
Shares sold	776,670	$29,155,137
Shares issued in reinvestment of dividends and distributions	730,421	24,410,667
Shares purchased	(1,259,031)	(46,125,865)
Net increase (decrease) in shares outstanding before conversion	248,060	7,439,939
Shares issued upon conversion from other share class(es)	15,501	568,048
Shares purchased upon conversion into other share class(es)	(2,904)	(99,373)
Net increase (decrease) in shares outstanding	260,657	$7,908,614

Year ended September 30, 2022:
Shares sold	1,024,883	$44,546,538
Shares issued in reinvestment of dividends and distributions	632,350	29,378,995
Shares purchased	(2,792,609)	(118,593,490)
Net increase (decrease) in shares outstanding before conversion	(1,135,376)	(44,667,957)
Shares issued upon conversion from other share class(es)	24,637	1,081,177
Shares purchased upon conversion into other share class(es)	(2,151)	(102,846)
Net increase (decrease) in shares outstanding	(1,112,890)	$(43,689,626)

Class R6
Year ended September 30, 2023:
Shares sold	264,214	$9,811,712
Shares issued in reinvestment of dividends and distributions	258,080	8,627,624
Shares purchased	(485,931)	(17,637,160)
Net increase (decrease) in shares outstanding before conversion	36,363	802,176
Shares issued upon conversion from other share class(es)	115	4,201
Net increase (decrease) in shares outstanding	36,478	$806,377

Year ended September 30, 2022:
Shares sold	1,172,287	$47,521,481
Shares issued in reinvestment of dividends and distributions	74,448	3,459,618
Shares purchased	(193,491)	(8,389,455)
Net increase (decrease) in shares outstanding before conversion	1,053,244	42,591,644
Shares issued upon conversion from other share class(es)	1,722	69,379
Net increase (decrease) in shares outstanding	1,054,966	$42,661,023

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

PGIM Quant Solutions Stock Index Fund    57

Notes to Financial Statements (continued)

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended September 30, 2023. The average daily balance for the 4 days that the Fund had loans outstanding during the period was approximately $2,297,750, borrowed at a weighted average interest rate of 5.42%. The maximum loan outstanding amount during the period was $6,776,000. At September 30, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

58

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or

PGIM Quant Solutions Stock Index Fund    59

Notes to Financial Statements (continued)

conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder

60

reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

11.	Subsequent Event

On October 6, 2023, the Board of Trustees has approved the name change of PGIM Quant Solutions Stock Index Fund to PGIM Quant Solutions Large-Cap Index Fund. The name change will be effective on or about December 11, 2023. The name change will not result in any change in the investment objective, investment policies or investment strategies of the Fund.

PGIM Quant Solutions Stock Index Fund    61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 8 and Shareholders of PGIM Quant Solutions Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions Stock Index Fund (one of the funds constituting Prudential Investment Portfolios 8, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the four years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

62

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2023, the Fund reports the maximum amount allowed per share, but not less than $4.88 for Class A, C, I, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Funds	QDI	DRD

PGIM Quant Solutions Stock Index Fund	100.00%	100.00%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2023.

PGIM Quant Solutions Stock Index Fund    63

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Quant Solutions Stock Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Quant Solutions Stock Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Quant Solutions Stock Index Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

PGIM Quant Solutions Stock Index Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Quant Solutions Stock Index Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Quant Solutions Stock Index Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	PGIM Quant Solutions Stock Index Fund is a series of Prudential Investment Portfolios 8.

PGIM Quant Solutions Stock Index Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of PGIM Quantitative Solutions’ portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Quantitative Solutions.

Visit our website at pgim.com/investments

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Quant Solutions Stock Index Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

Visit our website at pgim.com/investments

impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.

●	The Board and PGIM Investments agreed to retain the existing management fee waiver, so that the effective management fee rate is 0.08% though January 31, 2024.

●

The Board and PGIM Investments also agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 0.18% for Class R6 shares through January 31, 2024.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions Stock Index Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800)225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions Stock Index Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS STOCK INDEX FUND

SHARE CLASS	A	C	I	Z	R6

NASDAQ	PSIAX	PSICX	PDSIX	PSIFX	PQSIX

CUSIP	74441F108	74441F306	74441F405	74441F504	74441F702

MF174 E

PGIM SECURITIZED CREDIT FUND

ANNUAL REPORT

SEPTEMBER 30, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Securitized Credit Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2023.
Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined in September when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, equities in both US and international markets posted gains.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds posted small gains for the overall period, while US high yield corporate bonds and emerging-market debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Securitized Credit Fund

November 15, 2023

PGIM Securitized Credit Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	5.08	2.13	3.30 (11/16/2015)

(without sales charges)	8.61	2.80	3.73 (11/16/2015)

Class C

(with sales charges)	6.79	2.03	2.95 (11/16/2015)

(without sales charges)	7.79	2.03	2.95 (11/16/2015)

Class Z

(without sales charges)	8.87	3.06	3.99 (11/16/2015)

Class R6

(without sales charges)	8.91	3.11	4.04 (11/16/2015)

ICE BofA US 3-Month Treasury Bill Index

	4.47	1.72	1.42

Bloomberg US Aggregate Bond Index

	0.64	0.10	0.60

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

4    Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares by combining the performance of the Predecessor Fund* for the period November 16, 2015 through July 1, 2019, with the performance of Class Z shares beginning with its commencement of operations on July 1, 2019, and comparing that combined performance to a similar investment in the ICE BofA US 3-Month Treasury Bill Index and the Bloomberg US Aggregate Bond Index beginning with its commencement of operations (November 16, 2015). The graph portrays the initial account values and the account values at the end of the current fiscal year (September 30, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

* For periods prior to July 1, 2019, the Fund’s performance is that of an investment trust (the “Predecessor Fund”), which commenced operations on November 16, 2015. The performance of the Predecessor Fund has been adjusted to reflect the fees and expenses for the applicable class of shares of the Fund. If the

PGIM Securitized Credit Fund    5

Your Fund’s Performance (continued)

performance of the Predecessor Fund had not been adjusted to reflect the fees and expenses of the Fund, the performance may have been higher than the performance shown for each class of shares. The Predecessor Fund was reorganized into the Fund immediately before the Fund commenced operations on July 1, 2019. Prior to the reorganization, the Predecessor Fund was managed by the Fund’s subadviser since its inception. The investment objective and strategies of the Predecessor Fund were, in all material respects, the same as those of the Fund, and the Predecessor Fund was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”) and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have resulted in different performance.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

ICE BofA US 3-Month Treasury Bill Index—The ICE BofA US 3-Month Treasury Bill Index is an unmanaged index which is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

6    Visit our website at pgim.com/investments

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

PGIM Securitized Credit Fund    7

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 9/30/23 (%)

AAA	28.3

AA	16.0

A	5.6

BBB	19.3

BB	17.1

B	1.9

Not Rated	4.3

Cash/Cash Equivalents	7.5

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 9/30/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.65	7.24	6.86

Class C	0.57	6.34	-12.69

Class Z	0.67	7.26	6.85

Class R6	0.67	6.73	1.94

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

8    Visit our website at pgim.com/investments

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Securitized Credit Fund’s Class Z shares returned 8.87% in the 12-month reporting period that ended September 30, 2023, outperforming the 4.47% return of the ICE BofA US 3-Month Treasury Bill Index (the Index).

What were the market conditions?

•

Despite elevated volatility, credit spreads largely tightened over the reporting period as expectations for an economic hard landing moderated and fundamentals largely remained solid. While commercial mortgage-backed securities (CMBS) spreads were mixed, as the commercial real estate sector remained challenged, other securitized credit spreads tightened. Residential mortgage-backed securities (RMBS), collateralized loan obligations (CLOs), and asset-backed securities (ABS) spreads all tightened over the reporting period.

•

ABS: Tight labor market conditions continued to buoy consumer-backed ABS despite dwindling excess savings, higher interest rates, and higher nominal prices. Higher delinquency and default rates began to emerge in some deeper subprime segments, as the effects of inflation and lower disposable income weighed on weaker segments of consumer credit. However, credit card, consumer loan, and auto loan delinquencies remained generally low, as the unemployment rate remained near historic lows.

•

Non-Agency RMBS: Tight inventories and strong demographics continued to support housing values despite historically high mortgage rates. While performance remained robust across most sectors, delinquencies rose from post-COVID-19 lows in some sectors. Higher rates pushed debt-to-income ratios higher in more recent RMBS vintages, and this higher concentration of more financially stretched borrowers led to newer issuer collateral underperforming more seasoned pools. Meanwhile, overall underwriting standards remained stringent, and delinquencies remained in check.

•

CMBS: Higher rates pressured cap rates and, in turn, pressured valuations over the reporting period. Rising short-term interest rates reduced cash flows for floating rate issuers and increased refinancing costs substantially. Net operating income growth slowed broadly, with significant dispersion across property types. After peaking in the first quarter of 2022, commercial property prices declined by 16% by the end of the period, per the Green Street Commercial Property Price Index. The office, apartment, and self-storage segments led the price declines, while the industrial and mall segments fared best. Meanwhile, overall vacancy rates rose over the reporting period, led by the office sector.

•

CLOs: Issuance slowed modestly from the pace in 2022 and was down sharply from the record pace in 2021. However, CLO issuance accelerated toward the end of the reporting period, as investors put more money to work in floating rate products after the Federal Reserve (the Fed) signaled rates would likely stay higher for longer. Spreads tightened across the capital structure over the reporting period but particularly in the mezzanine tranches. Default rates in the underlying bank loan

PGIM Securitized Credit Fund    9

Strategy and Performance Overview* (continued)

market remained low but rose throughout the reporting period, and negative credit migration in underlying loans was expected to increase—especially in single-B-rated loans.

What worked?

•

The Fund’s reduced exposure to interest rate duration contributed to performance, as interest rates rose during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	Exposure to non-agency mortgage-backed securities contributed to performance, as housing tailwinds buoyed mortgage credit-related investments.

•	Holdings of AAA- and AA-rated CLO investments contributed to performance, as spreads within senior CLO securities tightened over the reporting period.

What didn’t work?

The Fund’s exposure to CMBS detracted from performance during the reporting period, as spreads widened in response to stress within the commercial real estate market.

Did the Fund use derivatives?

•	The Fund used interest rate swaps to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates. The aggregate impact was positive.

•	Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars, which had a negligible impact on performance.

•	The Fund used corporate credit index derivatives to manage its overall risk profile relative to the Index. These hedges detracted from performance, while structured products outperformed.

Current outlook

•

Although the rate-hike debate continues, the Fed likely reached the end of its tightening cycle in the third quarter of 2023. While the Federal Open Market Committee went to great lengths at its most recent meeting to convey its higher-for-longer federal funds rate message, PGIM Fixed Income believes that effort was largely an attempt to keep the Fed’s options open regarding future policy decisions. As the Fed awaits additional economic data, financial conditions may continue tightening, given that real interest rates are also in positive territory. Hence, PGIM Fixed Income believes the Fed could implement 50 to 75 basis points of “fine-tuning” rate cuts—particularly in a scenario of moderating growth and further easing in labor demand—in 2024. (One basis point equals 0.01%.)

•

PGIM Fixed Income continues to favor senior securitized credit tranches, given their historically attractive risk-adjusted returns and robust structural credit protection amid an uncertain macroeconomic backdrop. Increasing bank regulation continues to tighten financial conditions for commercial real estate, corporate, and some consumer

10    Visit our website at pgim.com/investments

segments, contributing to persistently wider spreads across certain securitized credit sectors. Although most credit curves remain steep, PGIM Fixed Income finds the valuation of many mezzanine tranches are not fully pricing the economic uncertainty and potential for larger tail events.

•

For CLOs, PGIM Fixed Income expects to see further deterioration in the credit fundamentals of the underlying bank loans via downgrades to a CCC rating, increasing default rates, and lower recovery rates on defaults. Senior tranches trade at attractive levels and benefit from robust structural protection, and PGIM Fixed Income continues to favor both AAA- and AA-rated senior tranches in the US and Europe.

•

Historically high spreads in CMBS—conduit and single-asset, single-borrower (SASB)—are creating investment opportunities, in PGIM Fixed Income’s view. Higher cap rates have pressured property valuations and likely will continue to do so, especially if the higher-for-longer interest rate scenario prevails. PGIM Fixed Income expects property values will generally fall 20%, though dispersion will abound. The office sector is likely to do the worst, with PGIM Fixed Income expecting a 25% to 60% decline as work-from-home policies lead to higher vacancies. Despite these challenges, PGIM Fixed Income sees value in AAA-rated conduit bonds and select SASB securities.

•

PGIM Fixed Income remains constructive on RMBS performance, particularly credit risk transfer bonds backed by high-quality government-sponsored enterprise mortgages. Home prices continue to benefit from strong technicals, as existing homeowners with low mortgage rates are locked into their existing home loans. PGIM Fixed Income expects home prices to cool moderately in response to higher rates but remain in the 0% to -5% range from the recent peak in home price appreciation. Credit performance remains robust across most sectors. Federal Housing Administration and non-qualified mortgage delinquencies, however, have risen from post-COVID-19 lows but remain in check.

•

PGIM Fixed Income continues to find value within some subprime auto, rental car, solar, and unsecured consumer ABS. Overall, consumer credit remains resilient. However, the effects of inflation and lower disposable income continue to weigh on the weakest segment of consumer credit. While most lenders have tightened financial conditions, many second-tier and/or fintech platforms continue to experience high losses, as their underwriting models are not calibrated to the current environment. PGIM Fixed Income remains vigilant for signals suggesting consumer credit is weakening more broadly.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Securitized Credit Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

12    Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Securitized Credit Fund		Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,051.90	0.90%	$4.63

	Hypothetical	$1,000.00	$1,020.56	0.90%	$4.56

Class C	Actual	$1,000.00	$1,049.00	1.65%	$8.48

	Hypothetical	$1,000.00	$1,016.80	1.65%	$8.34

Class Z	Actual	$1,000.00	$1,053.10	0.66%	$3.40

	Hypothetical	$1,000.00	$1,021.76	0.66%	$3.35

Class R6	Actual	$1,000.00	$1,053.30	0.61%	$3.14

	Hypothetical	$1,000.00	$1,022.01	0.61%	$3.09

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2023, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Securitized Credit Fund    13

Schedule of Investments

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 91.2%

ASSET-BACKED SECURITIES 38.3%

Automobiles 4.7%

Avis Budget Rental Car Funding AESOP LLC, Series 2023-05A, Class C, 144A	6.850%	04/20/28		1,000	$981,937
JPMorgan Chase Bank, NA, Series 2020-01, Class F, 144A	6.684	01/25/28		596	595,260
OneMain Direct Auto Receivables Trust, Series 2021-01A, Class C, 144A	1.420	07/14/28		800	719,455
Series 2022-01A, Class D, 144A	5.900	12/16/30		1,100	1,055,789
Series 2023-01A, Class D, 144A	7.070	02/14/33		1,000	987,296
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class C, 144A	7.375	05/15/32		336	333,754
Series 2022-C, Class E, 144A	11.366	12/15/32		191	192,398
Series 2023-A, Class E, 144A	10.068	06/15/33		251	249,820
Santander Bank, NA, Series 2021-01A, Class D, 144A	5.004	12/15/31		600	571,723
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class E, 144A	3.280	03/15/27		750	687,831

					6,375,263

Collateralized Loan Obligations 29.5%
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2021-17A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.740(c)	07/15/34		500	494,500
Atlas Static Senior Loan Fund Ltd. (Cayman Islands), Series 2022-01A, Class B, 144A, 3 Month SOFR + 3.400% (Cap N/A, Floor 3.400%)	8.708(c)	07/15/30		500	500,950
Avoca Capital CLO Ltd. (Ireland), Series 10A, Class B1RR, 144A, 3 Month EURIBOR + 1.350% (Cap N/A, Floor 1.350%)	5.013(c)	04/15/35	EUR	750	756,091
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	6.670(c)	10/17/32		750	744,375
Barrow Hanley CLO Ltd. (Cayman Islands), Series 2023-01A, Class B, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	7.867(c)	04/20/35		825	826,980
Series 2023-02A, Class B, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	8.339(c)	10/20/35		1,000	999,926
Battalion CLO Ltd. (Cayman Islands), Series 2015-08A, Class A1R2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.642(c)	07/18/30		456	453,958

See Notes to Financial Statements.

PGIM Securitized Credit Fund    15

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Battalion CLO Ltd. (Cayman Islands), (cont’d.)
Series 2015-09A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.670%(c)	07/15/31		2,500	$2,492,392
Series 2016-10A, Class A1R2, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.777(c)	01/25/35		500	495,902
Series 2018-12A, Class B2R, 144A, 3 Month SOFR + 2.342% (Cap N/A, Floor 2.080%)	7.718(c)	05/17/31		500	493,575
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2018-16A, Class A1R, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 1.030%)	6.600(c)	01/17/32		750	746,402
BlueMountain Fuji Eur CLO DAC (Ireland), Series 05A, Class B, 144A, 3 Month EURIBOR + 1.550% (Cap N/A, Floor 1.550%)	5.213(c)	01/15/33	EUR	1,500	1,527,035
Carlyle Euro CLO DAC (Ireland), Series 2021-02A, Class A2A, 144A, 3 Month EURIBOR + 1.750% (Cap N/A, Floor 1.750%)	5.413(c)	10/15/35	EUR	500	513,752
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland), Series 2014-02A, Class AR1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.531(c)	11/15/31	EUR	1,100	1,142,297
CarVal CLO Ltd. (United Kingdom), Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	7.526(c)	01/20/35		1,000	1,007,874
Crosthwaite Park CLO DAC (Ireland), Series 01A, Class A2AR, 144A, 3 Month EURIBOR + 1.600% (Cap N/A, Floor 1.600%)	5.445(c)	03/15/34	EUR	1,500	1,499,047
Eaton Vance CLO Ltd. (Cayman Islands), Series 2013-01A, Class A13R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 1.250%)	6.820(c)	01/15/34		800	796,350
Elevation CLO Ltd. (Cayman Islands), Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)	6.800(c)	10/15/29		226	225,296
Ellington CLO Ltd. (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.700%)	7.326(c)	02/15/29		102	102,008
Gallatin CLO Ltd. (Bermuda), Series 2023-01A, Class B, 144A, 3 Month SOFR + 3.050% (Cap N/A, Floor 3.050%)	8.385(c)	10/14/35		1,000	999,921
Greywolf CLO Ltd. (Cayman Islands), Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)	6.896(c)	04/15/33		750	742,963

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Hayfin Emerald CLO DAC (Ireland), Series 02A, Class B1R, 144A, 3 Month EURIBOR + 1.700% (Cap N/A, Floor 1.700%)	5.484%(c)	05/27/34	EUR	750	$763,951
HPS Loan Management Ltd. (Cayman Islands), Series 2016-10A, Class A1RR, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.728(c)	04/20/34		1,750	1,738,317
ICG US CLO Ltd. (Cayman Islands), Series 2015-02RA, Class A2, 144A, 3 Month SOFR + 2.062% (Cap N/A, Floor 0.000%)	7.370(c)	01/16/33		2,000	1,960,400
Jubilee CLO DAC (Ireland), Series 2016-17A, Class B1RR, 144A, 3 Month EURIBOR + 1.280% (Cap N/A, Floor 1.280%)	4.943(c)	04/15/31	EUR	500	509,734
Madison Park Funding Ltd. (Cayman Islands), Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	6.598(c)	10/15/32		1,500	1,487,289
Series 2021-38A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	6.690(c)	07/17/34		750	745,350
Marble Point CLO Ltd. (Cayman Islands), Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)	6.810(c)	10/17/34		500	493,739
MidOcean Credit CLO (Cayman Islands), Series 2014-03A, Class BR, 144A, 3 Month SOFR + 2.062% (Cap N/A, Floor 1.800%)	7.395(c)	04/21/31		250	245,925
Series 2017-07A, Class A1R, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)	6.610(c)	07/15/29		378	376,593
Series 2019-10A, Class BR, 144A, 3 Month SOFR + 2.162% (Cap N/A, Floor 1.900%)	7.507(c)	10/23/34		480	469,440
Mountain View CLO Ltd. (Cayman Islands), Series 2015-09A, Class A2R, 144A, 3 Month SOFR + 2.042% (Cap N/A, Floor 0.000%)	7.350(c)	07/15/31		750	737,625
Northwoods Capital Ltd. (Cayman Islands), Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	6.727(c)	09/01/31		750	745,364
Oaktree CLO Ltd. (Cayman Islands), Series 2021-01A, Class A1, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.730(c)	07/15/34		1,100	1,093,400
OFSI BSL Ltd. (Cayman Islands), Series 2023-12A, Class A1, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)	7.355(c)	01/20/35		1,000	1,007,048
Series 2023-12A, Class B, 144A, 3 Month SOFR + 3.150% (Cap N/A, Floor 3.150%)	8.105(c)	01/20/35		1,000	1,000,039

See Notes to Financial Statements.

PGIM Securitized Credit Fund    17

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Race Point CLO Ltd. (Cayman Islands), Series 2013-08A, Class AR2, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)	6.681%(c)	02/20/30		1,552	$1,546,535
Rockford Tower Europe CLO DAC (Ireland), Series 2019-01A, Class B2, 144A	2.200	01/20/33	EUR	900	822,254
Sound Point CLO Ltd. (Cayman Islands), Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)	6.682(c)	01/26/31		735	729,526
St. Pauls CLO (Netherlands), Series 11A, Class C2R, 144A	2.500	01/17/32	EUR	750	671,207
TCW CLO Ltd. (Cayman Islands), Series 2019-02A, Class BR, 144A, 3 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)	7.176(c)	10/20/32		1,000	980,100
TICP CLO Ltd. (Cayman Islands), Series 2017-09A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.728(c)	01/20/31		904	903,391
Trimaran Cavu Ltd., Series 2019-01A, Class B, 144A, 3 Month SOFR + 2.462% (Cap N/A, Floor 2.200%)	7.788(c)	07/20/32		500	498,050
Trinitas CLO Ltd. (Cayman Islands), Series 2022-20A, Class B, 144A, 3 Month SOFR + 2.460% (Cap N/A, Floor 2.460%)	7.786(c)	07/20/35		1,000	995,100
Venture CLO Ltd. (Cayman Islands), Series 2014-19A, Class ARR, 144A, 3 Month SOFR + 1.522% (Cap N/A, Floor 1.260%)	6.830(c)	01/15/32		1,750	1,739,804
Wind River CLO Ltd. (Cayman Islands), Series 2016-01KRA, Class A2R2, 144A, 3 Month SOFR + 1.762% (Cap N/A, Floor 1.500%)	7.070(c)	10/15/34		500	486,304

					40,308,079

Consumer Loans 2.2%

Lendmark Funding Trust, Series 2021-01A, Class D, 144A	5.050	11/20/31		500	396,994
OneMain Financial Issuance Trust, Series 2022-02A, Class D, 144A	6.550	10/14/34		880	844,056
Series 2023-02A, Class D, 144A	7.520	09/15/36		1,800	1,792,034

					3,033,084

Credit Cards 0.3%

Master Credit Card Trust II (Canada), Series 2022-01A, Class C, 144A	2.270	07/21/26		500	468,625

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

ASSET-BACKED SECURITIES (Continued)

Other 1.1%

Goodleap Sustainable Home Solutions Trust, Series 2023-03C, Class A, 144A	6.500%	07/20/55		490		$482,291
Loandepot GMSR Master Trust, Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	8.245(c)	10/16/23		400		361,167
Sierra Timeshare Receivables Funding LLC, Series 2023-02A, Class D, 144A	9.720	04/20/40		454		454,207
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)	8.234(c)	06/25/24		200		194,475

						1,492,140

Residential Mortgage-Backed Securities 0.4%

LSF11 Boson Investments Sarl Compartment 2 (Spain), Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 3.000%, Floor 0.000%)	5.826(c)	11/25/60	EUR	289		290,683
TFS (Spain), Series 2018-03^	0.000(s)	04/16/40	EUR	—(r	)	1
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%^	6.925(c)	03/15/26	EUR	232		208,768

						499,452

Student Loan 0.1%
Laurel Road Prime Student Loan Trust, Series 2019-A, Class R, 144A	0.000	10/25/48		1,167		221,562

TOTAL ASSET-BACKED SECURITIES (cost $52,716,787)						52,398,205

COMMERCIAL MORTGAGE-BACKED SECURITIES 27.6%
20 Times Square Trust, Series 2018-20TS, Class F, 144A (original cost $483,088; purchased 08/26/20 - 04/07/22)(f)	3.203(cc)	05/15/35		520		356,416
Series 2018-20TS, Class G, 144A (original cost $184,522; purchased 06/28/19 - 08/26/20)(f)	3.203(cc)	05/15/35		200		133,083
Series 2018-20TS, Class H, 144A (original cost $94,181; purchased 06/28/19)(f)	3.203(cc)	05/15/35		100		62,542
BANK, Series 2021-BN38, Class A1	1.274	12/15/64		687		631,702

See Notes to Financial Statements.

PGIM Securitized Credit Fund    19

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BANK, (cont’d.)
Series 2023-5YR2, Class XA	0.775%(cc)	06/15/28		49,985	$1,125,136
Series 2023-5YR3, Class XD, IO, 144A	3.315(cc)	09/15/56		9,000	1,107,474
Barclays Commercial Mortgage Securities Trust, Series 2016-ETC, Class B, 144A	3.189	08/14/36		100	83,778
Series 2016-ETC, Class C, 144A	3.391	08/14/36		100	81,170
Series 2016-ETC, Class E, 144A	3.729(cc)	08/14/36		250	180,704
Series 2018-CHRS, Class B, 144A	4.409(cc)	08/05/38		1,000	801,355
Series 2018-CHRS, Class D, 144A	4.409(cc)	08/05/38		990	667,997
BPR Trust, Series 2023-BRK02, Class C, 144A	8.630(cc)	11/05/28		2,000	1,999,922
BX Commercial Mortgage Trust, Series 2019-XL, Class G, 144A, 1 Month SOFR + 2.414% (Cap N/A, Floor 2.300%)	7.747(c)	10/15/36		213	209,003
Series 2019-XL, Class J, 144A, 1 Month SOFR + 2.764% (Cap N/A, Floor 2.650%)	8.097(c)	10/15/36		765	749,364
Series 2022-AHP, Class E, 144A, 1 Month SOFR + 3.040% (Cap N/A, Floor 3.040%)	8.372(c)	01/17/39		1,450	1,370,198
CFCRE Commercial Mortgage Trust, Series 2016-C07, Class A3	3.839	12/10/54		1,000	937,685
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class A4	3.471	10/12/50		400	361,556
Series 2019-SMRT, Class E, 144A	4.903(cc)	01/10/36		726	724,753
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class C, 144A	2.871(cc)	11/10/31		1,000	880,000
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE04, Class E, 144A, 1 Month SOFR + 2.197% (Cap N/A, Floor 2.150%)	7.530(c)	05/15/36		1,646	1,634,388
Credit Suisse Mortgage Trust, Series 2014-USA, Class A1, 144A	3.304	09/15/37		2,679	2,234,150
CSAIL Commercial Mortgage Trust, Series 2015-C04, Class XB, IO	0.250(cc)	11/15/48		25,076	103,097
DBGS Mortgage Trust, Series 2018-BIOD, Class F, 144A, 1 Month SOFR + 2.296% (Cap N/A, Floor 2.000%)	7.628(c)	05/15/35		1,500	1,447,923
DBWF Mortgage Trust, Series 2016-85T, Class E, 144A	3.935(cc)	12/10/36		500	310,119
Deco DAC (United Kingdom), Series 2019-RAM, Class A, SONIA + 2.007% (Cap N/A, Floor 2.007%)	7.219(c)	08/07/30	GBP	143	170,870
Series 2019-RAM, Class B, SONIA + 3.607% (Cap N/A, Floor 3.607%)	8.819(c)	08/07/30	GBP	67	76,870
Eleven Madison Mortgage Trust, Series 2015-11MD, Class C, 144A	3.673(cc)	09/10/35		350	268,932

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class X1, IO	0.763%(cc)	11/25/25		2,125	$23,063
Series K058, Class X1, IO	1.038(cc)	08/25/26		3,489	74,417
FREMF Mortgage Trust, Series 2019-K735, Class X2A, IO, 144A	0.100	05/25/26		92,393	176,203
GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, 144A, 1 Month SOFR + 3.664% (Cap N/A, Floor 3.550%)	8.997(c)	10/15/36		1,950	1,760,225
Series 2021-IP, Class F, 144A, 1 Month SOFR + 4.664% (Cap N/A, Floor 4.550%)	9.997(c)	10/15/36		140	125,659
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A4	3.997	04/15/47		1,896	1,876,153
Series 2014-C23, Class A5	3.934	09/15/47		1,560	1,518,462
Series 2015-C33, Class XB, IO	0.516(cc)	12/15/48		1,620	11,639
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class E, 144A	4.767(cc)	07/05/31		600	205,694
Series 2021-NYAH, Class H, 144A, 1 Month SOFR + 3.504% (Cap N/A, Floor 3.390%)	8.837(c)	06/15/38		790	651,967
Last Mile Logistics Pan Euro Finance DAC (Ireland), Series 01A, Class D, 144A, 3 Month EURIBOR + 1.900% (Cap N/A, Floor 1.900%)	5.687(c)	08/17/33	EUR	98	95,891
MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, 144A, 1 Month SOFR + 2.715% (Cap N/A, Floor 2.601%)	8.047(c)	04/15/38		277	268,418
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class A4	4.051	04/15/47		2,151	2,134,875
Series 2015-C21, Class XB, IO, 144A	0.410(cc)	03/15/48		10,000	40,609
Morgan Stanley Capital I Trust, Series 2019-MEAD, Class D, 144A	3.283(cc)	11/10/36		1,000	834,965
Series 2019-MEAD, Class E, 144A	3.283(cc)	11/10/36		525	411,041
ONE Mortgage Trust, Series 2021-PARK, Class B, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)	6.396(c)	03/15/36		500	467,187
Series 2021-PARK, Class C, 144A, 1 Month SOFR + 1.214% (Cap N/A, Floor 1.100%)	6.546(c)	03/15/36		1,000	919,620
Series 2021-PARK, Class E, 144A, 1 Month SOFR + 1.864% (Cap N/A, Floor 1.750%)	7.196(c)	03/15/36		1,250	1,138,542
One New York Plaza Trust, Series 2020-01NYP, Class AJ, 144A, 1 Month SOFR + 1.364% (Cap N/A, Floor 1.250%)	6.697(c)	01/15/36		1,000	930,000
Series 2020-01NYP, Class D, 144A, 1 Month SOFR + 2.864% (Cap N/A, Floor 2.750%)	8.197(c)	01/15/36		300	228,000

See Notes to Financial Statements.

PGIM Securitized Credit Fund    21

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

Salus European Loan Conduit DAC (United Kingdom), Series 33A, Class A, 144A, SONIA + 1.619% (Cap 6.500%, Floor 1.500%)	6.500%(c)	01/23/29	GBP	2,000	$2,358,856
SREIT Trust, Series 2021-MFP, Class F, 144A, 1 Month SOFR + 2.739% (Cap N/A, Floor 2.625%)	8.072(c)	11/15/38		260	251,321
Taurus DAC (United Kingdom), Series 2021-UK1A, Class D, 144A, SONIA + 2.600% (Cap N/A, Floor 2.600%)	7.819(c)	05/17/31	GBP	248	287,752
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)	7.319(c)	08/17/31	GBP	234	266,578
Wells Fargo Commercial Mortgage Trust, Series 2015-P02, Class XB, IO	0.563(cc)	12/15/48		6,400	57,652
Series 2021-FCMT, Class C, 144A, 1 Month SOFR + 2.514% (Cap N/A, Floor 2.400%)	7.847(c)	05/15/31		400	368,610
Series 2021-FCMT, Class D, 144A, 1 Month SOFR + 3.614% (Cap N/A, Floor 3.500%)	8.947(c)	05/15/31		690	624,191
Series 2021-FCMT, Class E, 144A, 1 Month SOFR + 4.614% (Cap N/A, Floor 4.500%)	9.947(c)	05/15/31		1,000	869,658

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $39,845,581)					37,687,435

CORPORATE BONDS 0.8%

Aerospace & Defense 0.0%

Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500	03/15/25		7	6,983

Banks 0.7%

Citigroup, Inc., Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)		605	548,522
Texas Capital Bank NA, Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	10.156(c)	09/30/24		436	432,460

					980,982

Media 0.0%

Diamond Sports Group LLC/Diamond Sports Finance Co., Gtd. Notes, 144A (original cost $72,188; purchased 01/23/20)(f)	6.625	08/15/27(d)		75	1,546

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 0.1%

Energy Transfer LP, Jr. Sub. Notes, Series G	7.125%(ff)	05/15/30(oo)	140	$120,785

TOTAL CORPORATE BONDS (cost $1,256,319)				1,110,296

FLOATING RATE AND OTHER LOANS 1.3%

Auto Parts & Equipment 0.3%

Tenneco, Inc., Extended Closing Date Loan (Second Lien), 1 Month SOFR + 5.100%	10.483(c)	11/17/28	425	359,656

Commercial Services 0.3%

Adtalem Global Education, Inc., Term B Loan, 1 Month SOFR + 4.114%	9.431(c)	08/12/28	112	112,284
Fly Funding II Sarl (Luxembourg), Term Loan B, 3 Month LIBOR + 1.750%	7.380(c)	08/11/25	329	313,023

				425,307

Computers 0.2%

McAfee Corp., Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.180(c)	03/01/29	247	240,641

Electric 0.1%

Heritage Power LLC, Term Loan B, 3 Month LIBOR + 6.000%	11.457(c)	07/30/26(d)	122	25,052
Lightstone HoldCo LLC, Extended Term Loan B, 1 Month SOFR + 5.750%	11.066(c)	01/29/27	175	162,491
Term Loan B, 1 Month SOFR + 5.750%	11.066(c)	01/29/27	10	9,190

				196,733

Entertainment 0.2%

Allen Media LLC, Term B Loan, 3 Month SOFR + 5.500%	10.890(c)	02/10/27	294	261,298

See Notes to Financial Statements.

PGIM Securitized Credit Fund    23

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Media 0.0%

Diamond Sports Group LLC, First Lien Term Loan, 1 Month SOFR + 10.100%	12.775%(c)	05/25/26	50	$26,252
Second Lien Term Loan	10.684	08/24/26	459	10,337

				36,589

Telecommunications 0.2%

Intelsat Jackson Holdings SA (Luxembourg), Term B Loan, 3 Month SOFR + 4.400%	9.772(c)	02/01/29	245	244,193

TOTAL FLOATING RATE AND OTHER LOANS (cost $2,097,807)				1,764,417

RESIDENTIAL MORTGAGE-BACKED SECURITIES 23.2%

Bellemeade Re Ltd., Series 2019-04A, Class M2, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	8.284(c)	10/25/29	1,490	1,503,084
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	8.265(c)	03/25/31	150	152,585
Series 2022-01, Class M1C, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	9.015(c)	01/26/32	510	514,753
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1B1, 144A, 30 Day Average SOFR + 4.464% (Cap N/A, Floor 0.000%)	9.779(c)	04/25/31	1,600	1,695,924
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	8.415(c)	10/25/41	2,200	2,202,740
Series 2021-R03, Class 1M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	6.965(c)	12/25/41	800	783,516
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	8.465(c)	12/25/41	500	502,477
Series 2022-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 0.000%)	7.215(c)	12/25/41	100	98,125
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	11.565(c)	03/25/42	1,000	1,099,397

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Connecticut Avenue Securities Trust, (cont’d.)
Series 2022-R07, Class 1B1, 144A, 30 Day Average SOFR + 6.800% (Cap N/A, Floor 0.000%)	12.115%(c)	06/25/42	800	$882,962
Series 2022-R08, Class 1B1, 144A, 30 Day Average SOFR + 5.600% (Cap N/A, Floor 5.600%)	10.915(c)	07/25/42	700	756,286
Series 2023-R05, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 3.100%)	8.415(c)	06/25/43	1,600	1,639,264
Series 2023-R06, Class 1M2, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 0.000%)	8.015(c)	07/25/43	900	904,776
Eagle Re Ltd.,
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.015(c)	10/25/33	208	209,437
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 2.000%)	7.315(c)	09/26/33	400	400,000
FHLMC Structured Agency Credit Risk Debt Notes, Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	8.715(c)	08/25/33	1,250	1,281,296
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.414% (Cap N/A, Floor 0.000%)	7.729(c)	01/25/50	900	903,942
Series 2020-DNA02, Class B1, 144A, 30 Day Average SOFR + 2.614% (Cap N/A, Floor 0.000%)	7.929(c)	02/25/50	1,000	1,002,498
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	8.315(c)	12/25/50	750	737,347
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	7.965(c)	01/25/51	870	852,584
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	8.815(c)	10/25/33	100	103,255
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	8.365(c)	01/25/34	490	491,224

See Notes to Financial Statements.

PGIM Securitized Credit Fund    25

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	8.715%(c)	10/25/41	700	$707,825
Series 2021-DNA06, Class M2, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)	6.815(c)	10/25/41	220	216,839
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)	7.115(c)	11/25/41	1,000	976,560
Series 2022-DNA02, Class M1B, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)	7.715(c)	02/25/42	2,300	2,311,568
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	8.215(c)	04/25/42	1,830	1,869,289
Series 2022-DNA04, Class M1B, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	8.665(c)	05/25/42	500	518,230
Series 2022-DNA06, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 0.000%)	9.015(c)	09/25/42	500	523,905
Series 2022-HQA03, Class M1B, 144A, 30 Day Average SOFR + 3.550% (Cap N/A, Floor 0.000%)	8.865(c)	08/25/42	600	620,098
Home Re Ltd., Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.414% (Cap N/A, Floor 0.000%)	7.734(c)	07/25/33	147	147,832
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A	6.858	09/25/59	579	572,091
Series 2021-SL02, Class A, 144A	1.875	10/25/68	550	506,211
Oaktown Re VII Ltd., Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	8.215(c)	04/25/34	200	201,975
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month SOFR + 3.864% (Cap N/A, Floor 2.750%)	9.182(c)	05/30/25	964	962,965
Series 2021-01R, Class A, 144A, 1 Month SOFR + 3.014% (Cap N/A, Floor 2.900%)	8.332(c)	02/27/24	841	836,698
PNMAC GMSR Issuer Trust, Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 3.850% (Cap N/A, Floor 2.850%)	9.284(c)	02/25/25	100	100,073

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Radnor Re Ltd.,
Series 2019-01, Class B1, 144A, 1 Month LIBOR + 4.450% (Cap N/A, Floor 4.450%)	9.884%(c)	02/25/29		1,000	$1,026,336
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	9.015(c)	11/25/31		300	307,351
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.015(c)	07/25/33		450	452,233
Retiro Mortgage Securities DAC (Spain), Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	5.000(c)	07/30/75	EUR	61	63,392

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $30,896,214)					31,638,943

TOTAL LONG-TERM INVESTMENTS (cost $126,812,708)					124,599,296

				Shares

SHORT-TERM INVESTMENT 10.9%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (cost $14,930,182)(wb)				14,930,182	14,930,182

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN 102.1% (cost $141,742,890)					139,529,478

OPTION WRITTEN*~ (0.0)% (premiums received $0)					(3)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN 102.1% (cost $141,742,890)					139,529,475
Liabilities in excess of other assets(z) (2.1)%					(2,823,057)

NET ASSETS 100.0%					$136,706,418

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

See Notes to Financial Statements.

PGIM Securitized Credit Fund    27

Schedule of Investments  (continued)

as of September 30, 2023

BARC—Barclays Bank PLC

CDS—Credit Default Swap

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

DAC—Designated Activity Company

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

FREMF—Freddie Mac Mortgage Trust

GSI—Goldman Sachs International

IO—Interest Only (Principal amount represents notional)

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co International PLC

OTC—Over-the-counter

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

T—Swap payment upon termination

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $208,996 and 0.2% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $833,979. The aggregate value of $553,587 is 0.4% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

28

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	630	$(3)

      (premiums received $0)

Futures contracts outstanding at September 30, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
40	3 Month CME SOFR	Dec. 2023	$9,463,000	$(73)

Short Positions:
39	2 Year U.S. Treasury Notes	Dec. 2023	7,905,727	24,630
9	5 Year Euro-Bobl	Dec. 2023	1,101,390	14,828
101	5 Year U.S. Treasury Notes	Dec. 2023	10,641,297	78,037
8	10 Year U.S. Treasury Notes	Dec. 2023	864,500	16,301
1	20 Year U.S. Treasury Bonds	Dec. 2023	113,781	6,615
3	Euro Schatz Index	Dec. 2023	333,002	1,584

				141,995

				$141,922

Forward foreign currency exchange contracts outstanding at September 30, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 10/03/23	BARC	GBP 2,586	$3,157,158	$3,154,645	$—	$(2,513)
Euro,
Expiring 10/03/23	BARC	EUR 8,658	9,159,795	9,154,781	—	(5,014)

			$12,316,953	$12,309,426	—	(7,527)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 10/03/23	MSI	GBP 2,586	$3,264,398	$3,154,645	$109,753	$—
Expiring 11/02/23	BARC	GBP 2,586	3,157,670	3,155,235	2,435	—

See Notes to Financial Statements.

PGIM Securitized Credit Fund    29

Schedule of Investments  (continued)

as of September 30, 2023

Forward foreign currency exchange contracts outstanding at September 30, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 10/03/23	BARC	EUR 217	$236,335	$229,947	$6,388	$—
Expiring 10/03/23	SSB	EUR 8,440	9,117,010	8,924,834	192,176	—
Expiring 11/02/23	BARC	EUR 8,658	9,171,059	9,166,560	4,499	—

			$24,946,472	$24,631,221	315,251	—

					$315,251	$(7,527)

Credit default swap agreement outstanding at September 30, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	10/14/23	0.500%(M)	353	*	$230	$(5)	$235	GSI

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status

See Notes to Financial Statements.

30

of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at September 30, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
4,135	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.310%	$—	$(3,192)	$(3,192)
2,135	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.310%	—	9,165	9,165

				$—	$5,973	$5,973

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(5)	$235	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

JPS	$486,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

PGIM Securitized Credit Fund    31

Schedule of Investments  (continued)

as of September 30, 2023

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$6,375,263	$—
Collateralized Loan Obligations	—	40,308,079	—
Consumer Loans	—	3,033,084	—
Credit Cards	—	468,625	—
Other	—	1,492,140	—
Residential Mortgage-Backed Securities	—	290,683	208,769
Student Loan	—	221,562	—
Commercial Mortgage-Backed Securities	—	37,687,435	—
Corporate Bonds	—	1,110,296	—
Floating Rate and Other Loans	—	1,764,417	—
Residential Mortgage-Backed Securities	—	31,638,943	—
Short-Term Investment
Affiliated Mutual Fund	14,930,182	—	—

Total	$14,930,182	$124,390,527	$208,769

Liabilities
Option Written	$—	$—	$(3)

Other Financial Instruments*
Assets
Futures Contracts	$141,995	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	315,251	—
OTC Credit Default Swap Agreement	—	—	230
Centrally Cleared Interest Rate Swap Agreement	—	9,165	—

Total	$141,995	$324,416	$230

Liabilities
Futures Contracts	$(73)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(7,527)	—
Centrally Cleared Interest Rate Swap Agreement	—	(3,192)	—

Total	$(73)	$(10,719)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

32

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Residential Mortgage-Backed Securities	Floating Rate and Other Loans	Residential Mortgage-Backed Securities	Option Written	OTC Credit Default Swap Agreements

Balance as of 09/30/22	$259,935	$576,219	$132,297	$(20)	$7,016
Realized gain (loss)	(3,091)	—	—	—	(575)
Change in unrealized appreciation (depreciation)	1,422	—	665	13	230
Purchases/Exchanges/Issuances	—	—	—	—	—
Sales/Paydowns	(49,569)	—	(132,962)	4	(6,441)
Accrued discount/premium	72	—	—	—	—
Transfers into Level 3*	—	—	—	—	—
Transfers out of Level 3*	—	(576,219)	—	—	—

Balance as of 09/30/23	$208,769	$—	$—	$(3)	$230

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$1,422	$—	$—	$13	$230

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Financial Statements.

PGIM Securitized Credit Fund    33

Schedule of Investments  (continued)

as of September 30, 2023

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of September 30, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs

Asset-Backed Securities - Residential Mortgage-Backed Securities	$208,768	Market	Comparable Bond	Estimated Spread
Asset-Backed Securities - Residential Mortgage-Backed Securities	1	Market	Contingent Value	Property Price Appreciation Forecast

	$208,769

** The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers.

As of September 30, 2023, the aggregate value of these securities was $227. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2023 were as follows:

Collateralized Loan Obligations	29.5%
Commercial Mortgage-Backed Securities	27.6
Residential Mortgage-Backed Securities	23.6
Affiliated Mutual Fund	10.9
Automobiles	4.7
Consumer Loans	2.2
Other	1.1
Banks	0.7
Credit Cards	0.3
Commercial Services	0.3
Auto Parts & Equipment	0.3
Entertainment	0.2
Telecommunications	0.2
Computers	0.2
Student Loan	0.1

Electric	0.1%
Pipelines	0.1
Media	0.0	*
Aerospace & Defense	0.0	*

	102.1
Option Written	(0.0	)*
Liabilities in excess of other assets	(2.1)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

34

Fair values of derivative instruments as of September 30, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—		Premiums received for OTC swap agreements	$5
Credit contracts	—	—		Options written outstanding, at value	3
Credit contracts	Unrealized appreciation on OTC swap agreements	235		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	315,251		Unrealized depreciation on OTC forward foreign currency exchange contracts	7,527
Interest rate contracts	Due from/to broker-variation margin futures	141,995	*	Due from/to broker-variation margin futures	73	*
Interest rate contracts	Due from/to broker-variation margin swaps	9,165	*	Due from/to broker-variation margin swaps	3,192	*

		$466,646			$10,800

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(69,922)
Foreign exchange contracts	—	(148,058)	—
Interest rate contracts	602,732	—	163,806

Total	$602,732	$(148,058)	$93,884

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$17	$—	$—	$(49,093)

See Notes to Financial Statements.

PGIM Securitized Credit Fund    35

Schedule of Investments  (continued)

as of September 30, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Foreign exchange contracts	$—	$—	$214,152	$—
Interest rate contracts	—	(123,780)	—	(148,764)

Total	$17	$(123,780)	$214,152	$(197,857)

For the year ended September 30, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Written (1)	$ 696,000

Futures Contracts - Long Positions (1)	1,969,181

Futures Contracts - Short Positions (1)	13,654,719

Forward Foreign Currency Exchange Contracts - Purchased (2)	6,939,339

Forward Foreign Currency Exchange Contracts - Sold (2)	15,248,324

Interest Rate Swap Agreements (1)	2,514,000

Credit Default Swap Agreements - Buy Protection (1)	5,373,713

Credit Default Swap Agreements - Sell Protection (1)	10,396,853

*	Average volume is based on average quarter end balances as noted for the year ended September 30, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$13,322	$(7,527)	$5,795	$—	$5,795
GSI	235	(8)	227	—	227
MSI	109,753	—	109,753	—	109,753
SSB	192,176	—	192,176	—	192,176

	$315,486	$(7,535)	$307,951	$—	$307,951

See Notes to Financial Statements.

34

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Securitized Credit Fund    37

Statement of Assets and Liabilities

as of September 30, 2023

Assets

Investments at value:
Unaffiliated investments (cost $126,812,708)	$124,599,296
Affiliated investments (cost $14,930,182)	14,930,182
Cash	2,686
Foreign currency, at value (cost $131,688)	128,975
Receivable for Fund shares sold	1,007,295
Dividends and interest receivable	931,292
Deposit with broker for centrally cleared/exchange-traded derivatives	486,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	315,251
Receivable for investments sold	39,882
Unrealized appreciation on OTC swap agreements	235
Prepaid expenses and other assets	10,018

Total Assets	142,451,112

Liabilities

Payable for investments purchased	4,924,756
Payable for Fund shares purchased	666,570
Accrued expenses and other liabilities	100,750
Due to broker—variation margin futures	26,001
Management fee payable	17,883
Unrealized depreciation on OTC forward foreign currency exchange contracts	7,527
Due to broker—variation margin swaps	521
Affiliated transfer agent fee payable	326
Distribution fee payable	202
Dividends payable	150
Premiums received for OTC swap agreements	5
Options written outstanding, at value (premiums received $0)	3

Total Liabilities	5,744,694

Net Assets	$136,706,418

Net assets were comprised of:
Shares of beneficial interest, at par	$14,428
Paid-in capital in excess of par	139,268,569
Total distributable earnings (loss)	(2,576,579)

Net assets, September 30, 2023	$136,706,418

See Notes to Financial Statements.

38

Class A

Net asset value and redemption price per share, ($661,342 ÷ 69,835 shares of beneficial interest issued and outstanding)	$9.47
Maximum sales charge (3.25% of offering price)	0.32

Maximum offering price to public	$9.79

Class C

Net asset value, offering price and redemption price per share, ($113,088 ÷ 11,943 shares of beneficial interest issued and outstanding)	$9.47

Class Z

Net asset value, offering price and redemption price per share, ($135,573,687 ÷ 14,308,806 shares of beneficial interest issued and outstanding)	$9.47

Class R6

Net asset value, offering price and redemption price per share, ($358,301 ÷ 37,833 shares of beneficial interest issued and outstanding)	$9.47

See Notes to Financial Statements.

PGIM Securitized Credit Fund    39

Statement of Operations

Year Ended September 30, 2023

Net Investment Income (Loss)

Income
Interest income	$6,032,412
Affiliated dividend income	168,153
Unaffiliated dividend income	128,734

Total income	6,329,299

Expenses
Management fee	540,663
Distribution fee(a)	3,639
Transfer agent’s fees and expenses (including affiliated expense of $1,807)(a)	101,128
Audit fee	60,420
Custodian and accounting fees	57,180
Registration fees(a)	43,664
Professional fees	40,962
Shareholders’ reports	25,220
Trustees’ fees	10,940
Miscellaneous	34,786

Total expenses	918,602
Less: Fee waiver and/or expense reimbursement(a)	(326,410)

Net expenses	592,192

Net investment income (loss)	5,737,107

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(712,594)
Futures transactions	602,732
Forward currency contract transactions	(148,058)
Swap agreement transactions	93,884
Foreign currency transactions	(94,841)

(258,877)

Net change in unrealized appreciation (depreciation) on:
Investments	2,572,029
Futures	(123,780)
Forward currency contracts	214,152
Options written	17
Swap agreements	(197,857)
Foreign currencies	(6,413)

2,458,148

Net gain (loss) on investment and foreign currency transactions	2,199,271

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,936,378

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	2,806	833	—	—
Transfer agent’s fees and expenses	824	274	99,906	124
Registration fees	7,922	6,522	22,498	6,722
Fee waiver and/or expense reimbursement	(11,124)	(6,965)	(301,290)	(7,031)

See Notes to Financial Statements.

40

Statements of Changes in Net Assets

	Year Ended September 30,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,737,107	$1,990,303
Net realized gain (loss) on investment and foreign currency transactions	(258,877)	774,460
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,458,148	(4,703,783)

Net increase (decrease) in net assets resulting from operations	7,936,378	(1,939,020)

Dividends and Distributions
Distributions from distributable earnings
Class A	(78,505)	(3,157)
Class C	(5,132)	(1,541)
Class Z	(6,252,923)	(2,115,845)
Class R6	(5,462)	(610)

	(6,342,022)	(2,121,153)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	90,146,233	63,086,882
Net asset value of shares issued in reinvestment of dividends and distributions	6,341,773	2,119,977
Cost of shares purchased	(31,802,994)	(22,972,939)

Net increase (decrease) in net assets from Fund share transactions	64,685,012	42,233,920

Total increase (decrease)	66,279,368	38,173,747

Net Assets:

Beginning of year	70,427,050	32,253,303

End of year	$136,706,418	$70,427,050

See Notes to Financial Statements.

PGIM Securitized Credit Fund    41

Financial Highlights

Class A Shares
						July 01, 2019(a)
	Year Ended September 30,					through September 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.34	$9.88	$9.45	$9.97		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.30	0.26	0.30		0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.22	(0.54)	0.40	(0.46)		(0.03)
Total from investment operations	0.78	(0.24)	0.66	(0.16)		0.05
Less Dividends and Distributions:
Dividends from net investment income	(0.65)	(0.30)	(0.23)	(0.36)		(0.08)
Tax return of capital distributions	-	-	-	(-	)(c)	-
Total dividends and distributions	(0.65)	(0.30)	(0.23)	(0.36)		(0.08)
Net asset value, end of period	$9.47	$9.34	$9.88	$9.45		$9.97
Total Return(d):	8.61%	(2.46)%	7.10%	(1.57)%		0.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$661	$135	$39	$21		$10
Average net assets (000)	$1,122	$96	$26	$16		$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.90%	0.90%	0.90%	0.90%		0.90	%(f)
Expenses before waivers and/or expense reimbursement	1.89%	10.95%	26.65%	94.01%		813.14	%(f)
Net investment income (loss)	6.03%	3.09%	2.70%	3.15%		3.07	%(f)
Portfolio turnover rate(g)	47%	37%	58%	60%		14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class C Shares
						July 01, 2019(a)
	Year Ended September 30,					through September 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.34	$9.88	$9.44	$9.97		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.49	0.23	0.19	0.24		0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.21	(0.54)	0.41	(0.48)		(0.03)
Total from investment operations	0.70	(0.31)	0.60	(0.24)		0.03
Less Dividends and Distributions:
Dividends from net investment income	(0.57)	(0.23)	(0.16)	(0.29)		(0.06)
Tax return of capital distributions	-	-	-	(-	)(c)	-
Total dividends and distributions	(0.57)	(0.23)	(0.16)	(0.29)		(0.06)
Net asset value, end of period	$9.47	$9.34	$9.88	$9.44		$9.97
Total Return(d):	7.79%	(3.21)%	6.41%	(2.40)%		0.33%

Ratios/Supplemental Data:
Net assets, end of period (000)	$113	$92	$10	$10		$10
Average net assets (000)	$83	$60	$10	$10		$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.65%	1.65%	1.65%	1.65%		1.65	%(f)
Expenses before waivers and/or expense reimbursement	10.01%	11.95%	64.82%	148.80%		814.62	%(f)
Net investment income (loss)	5.25%	2.38%	1.97%	2.51%		2.32	%(f)
Portfolio turnover rate(g)	47%	37%	58%	60%		14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Securitized Credit Fund    43

Financial Highlights (continued)

Class Z Shares
					July 01, 2019(a)
	Year Ended September 30,				through September 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.34	$9.88	$9.45	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.60	0.31	0.29	0.33	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.20	(0.52)	0.40	(0.47)	(0.02)
Total from investment operations	0.80	(0.21)	0.69	(0.14)	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.67)	(0.33)	(0.26)	(0.37)	(0.09)
Tax return of capital distributions	-	-	-	(0.01)	-
Total dividends and distributions	(0.67)	(0.33)	(0.26)	(0.38)	(0.09)
Net asset value, end of period	$9.47	$9.34	$9.88	$9.45	$9.97
Total Return(c):	8.87%	(2.21)%	7.37%	(1.32)%	0.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$135,574	$70,190	$32,193	$28,137	$26,961
Average net assets (000)	$88,825	$61,949	$29,735	$27,164	$20,410
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.65%	0.65%	0.65	%(e)
Expenses before waivers and/or expense reimbursement	0.99%	1.07%	1.40%	1.68%	2.72	%(e)
Net investment income (loss)	6.37%	3.20%	2.97%	3.50%	3.32	%(e)
Portfolio turnover rate(f)	47%	37%	58%	60%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class R6 Shares
						July 01, 2019(a)
	Year Ended September 30,					through September 30,
	2023		2022	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.34		$9.88	$9.45	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.64		0.32	0.29	0.34	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16		(0.53)	0.40	(0.47)	(0.02)
Total from investment operations	0.80		(0.21)	0.69	(0.13)	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.67)		(0.33)	(0.26)	(0.38)	(0.09)
Tax return of capital distributions	-		-	-	(0.01)	-
Total dividends and distributions	(0.67)		(0.33)	(0.26)	(0.39)	(0.09)
Net asset value, end of period	$9.47		$9.34	$9.88	$9.45	$9.97
Total Return(c):	8.91%		(2.16)%	7.42%	(1.28)%	0.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$358		$10	$11	$10	$10
Average net assets (000)	$80		$17	$10	$10	$6,365
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.61	%(e)	0.60%	0.60%	0.60%	0.60	%(f)
Expenses before waivers and/or expense reimbursement	9.41%		35.37%	62.68%	146.78%	3.44	%(f)
Net investment income (loss)	6.68%		3.31%	3.02%	3.56%	3.33	%(f)
Portfolio turnover rate(g)	47%		37%	58%	60%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended September 30, 2023.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Securitized Credit Fund    45

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 8 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Securitized Credit Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

46

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

PGIM Securitized Credit Fund    47

Notes to Financial Statements (continued)

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

48

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use

PGIM Securitized Credit Fund    49

Notes to Financial Statements (continued)

options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

50

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

PGIM Securitized Credit Fund    51

Notes to Financial Statements (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans,

52

revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed

PGIM Securitized Credit Fund    53

Notes to Financial Statements (continued)

with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and

54

credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Securitized Credit Fund    55

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended September 30, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.60% of the Fund’s average daily net assets up to $2.5 billion;	0.60%

0.55% of the Fund’s average daily net assets from $2.5 billion to $5 billion;

0.50% of the Fund’s average daily net assets over $5 billion.

The Manager has contractually agreed, through January 31, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	0.90%

C	1.65

56

Class	Expense Limitations

Z	0.65%

R6	0.60

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.25%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended September 30, 2023, PIMS did not receive any front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2023, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$4,845	$—

C	—	18

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM

PGIM Securitized Credit Fund    57

Notes to Financial Statements (continued)

Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended September 30, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$97,677,061	$39,954,316

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wb)

$—	$76,350,918	$61,420,736	$—	$—	$14,930,182	14,930,182	$168,153

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

58

For the year ended September 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$6,342,022	$—	$—	$6,342,022

For the year ended September 30, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$2,121,153	$—	$—	$2,121,153

For the year ended September 30, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$213,041	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of September 30, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$141,794,929	$1,469,367	$(3,729,899)	$(2,260,532)

The difference between GAAP and tax basis is primarily attributable to differences in the treatment of premium amortization for GAAP and tax purposes, appreciation (depreciation) of swaps, and mark-to-market of futures and forwards contracts.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of September 30, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$514,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2023 are subject to such review.

PGIM Securitized Credit Fund    58

Notes to Financial Statements (continued)

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class R6 and Class Z.

As of September 30, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

A	1,185	1.7%

C	1,148	9.6

Z	3,221,169	22.5

R6	1,200	3.2

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	1	22.3%

Unaffiliated	4	72.2

60

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A

Year ended September 30, 2023:

Shares sold	187,180	$1,753,194

Shares issued in reinvestment of dividends and distributions	8,384	78,280

Shares purchased	(141,104)	(1,322,073)

Net increase (decrease) in shares outstanding before conversion	54,460	509,401

Shares issued upon conversion from other share class(es)	961	8,994

Net increase (decrease) in shares outstanding	55,421	$518,395

Year ended September 30, 2022:

Shares sold	12,241	$118,579

Shares issued in reinvestment of dividends and distributions	330	3,140

Shares purchased	(2,103)	(20,270)

Net increase (decrease) in shares outstanding	10,468	$101,449

Class C

Year ended September 30, 2023:

Shares sold	4,446	$41,994

Shares issued in reinvestment of dividends and distributions	546	5,108

Shares purchased	(1,905)	(17,907)

Net increase (decrease) in shares outstanding before conversion	3,087	29,195

Shares purchased upon conversion into other share class(es)	(961)	(8,994)

Net increase (decrease) in shares outstanding	2,126	$20,201

Year ended September 30, 2022:

Shares sold	8,672	$84,524

Shares issued in reinvestment of dividends and distributions	162	1,540

Shares purchased	(72)	(695)

Net increase (decrease) in shares outstanding	8,762	$85,369

Class Z

Year ended September 30, 2023:

Shares sold	9,381,271	$88,005,768

Shares issued in reinvestment of dividends and distributions	667,498	6,252,923

Shares purchased	(3,251,828)	(30,457,403)

Net increase (decrease) in shares outstanding	6,796,941	$63,801,288

Year ended September 30, 2022:

Shares sold	6,431,761	$62,865,452

Shares issued in reinvestment of dividends and distributions	221,455	2,114,748

Shares purchased	(2,400,032)	(22,933,699)

Net increase (decrease) in shares outstanding	4,253,184	$42,046,501

PGIM Securitized Credit Fund    61

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R6

Year ended September 30, 2023:

Shares sold	36,734	$345,277

Shares issued in reinvestment of dividends and distributions	579	5,462

Shares purchased	(597)	(5,611)

Net increase (decrease) in shares outstanding	36,716	$345,128

Year ended September 30, 2022:

Shares sold	1,901	$18,327

Shares issued in reinvestment of dividends and distributions	57	549

Shares purchased	(1,921)	(18,275)

Net increase (decrease) in shares outstanding	37	$601

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

62

The Fund did not utilize the SCA during the year ended September 30, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of

PGIM Securitized Credit Fund    63

Notes to Financial Statements (continued)

foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce

64

inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal

PGIM Securitized Credit Fund    65

Notes to Financial Statements (continued)

system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and

66

become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of investment return. The Fund may be required to pledge its assets or post margin in connection with certain borrowings or derivatives transactions that involve leverage. There is a possibility that posting or pledging a large portion of the assets of the Fund could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations or that the Fund may be required to dispose of some of its investment at unfavorable prices or times.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

PGIM Securitized Credit Fund    67

Notes to Financial Statements (continued)

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In

68

addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the

U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder

PGIM Securitized Credit Fund    69

Notes to Financial Statements (continued)

reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

70

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 8 and Shareholders of PGIM Securitized Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Securitized Credit Fund (one of the funds constituting Prudential Investment Portfolios 8, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the four years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of September 30, 2019 and for the period July 1, 2019 (commencement of operations) through September 30, 2019 and the financial highlights for the period July 1, 2019 (commencement of operations) through September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Securitized Credit Fund    71

Tax Information (unaudited)

For the year ended September 30, 2023, the Fund reports the maximum amount allowable but not less than 58.45% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the tax year ended September 30, 2023, the Fund reports the maximum amount allowable but not less than 92.60% of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2023.

72

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Securitized Credit Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Securitized Credit Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Securitized Credit Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

PGIM Securitized Credit Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Securitized Credit Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and PGIM, Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Securitized Credit Fund is a series of Prudential Investment Portfolios 8.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM (through its PGIM Fixed Income unit), which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

Visit our website at pgim.com/investments

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2022.2 The Board considered that performance information was available as of November 16, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

2 For periods prior to July 1, 2019, the Fund’s performance is that of an investment trust (the “Predecessor Fund”), which commenced operations on November 16, 2015. The performance of the Predecessor Fund has been adjusted to reflect the fees and expenses for the Class Z shares of the Fund.

Visit our website at pgim.com/investments

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	1st Quartile	1st Quartile	1st Quartile	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods and underperformed over the one-year period.

•

The Board considered PGIM Investments’ assertion that peer-relative performance comparisons are challenging for this Fund as its Lipper Peer Universe is more akin to a “catch-all” bucket for credit strategies that do not align elsewhere in the Lipper universe and so benchmark-relative comparisons are more appropriate.

•	The Board noted that for periods prior to July 1, 2019, the Fund’s performance is that of a predecessor fund, performance information was available as of November 16, 2015.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual fund operating expenses after fee waivers and/or expense reimbursements to 0.90% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class C shares, 0.65% of average daily net assets for Class Z shares, and 0.60% of average daily net assets for Class R6 shares through January 31, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Securitized Credit Fund

⬛ MAIL	⬛ TELEPHONE	⬛ WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Securitized Credit Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SECURITIZED CREDIT FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	SCFOX	SCFVX	SCFZX	SCFQX

CUSIP	74441F801	74441F884	74441F876	74441F868

MF241E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2023 and September 30, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $85,330 and $81,350, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2023 and September 30, 2022: none.

(c) Tax Fees

For the fiscal years ended September 30, 2023 and September 30, 2022: none.

(d) All Other Fees

For the fiscal years ended September 30, 2023 and September 30, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)	(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2023 and September 30, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 8

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 16, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	November 16, 2023